As filed with the Securities and Exchange Commission on September 11, 2002

1933 Act File No. 333-__________

1940 Act File No. 811-21131

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

X        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
-

__                Pre-Effective Amendment No. _______
__                Post-Effective Amendment No. ______

                                     and/or

X        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
-
X        Amendment No. 3
-

                       JOHN HANCOCK PREFERRED INCOME FUND
                Exact Name of Registrant as Specified in Charter

               101 Huntington Avenue, Boston, Massachusetts 02199
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 375-1500
               Registrant's Telephone Number, including Area Code

      Susan S. Newton, Secretary, John Hancock Preferred Income Fund
               101 Huntington Avenue, Boston, Massachusetts 02199
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to: Jeffrey N. Carp, Esq.        Thomas A. Hale, Esq.
           Hale and Dorr LLP            Skadden, Arps, Slate, Meagher & Flom LLP
           60 State Street              333 West Wacker Drive, Suite 2100
           Boston, Massachusetts 02109  Chicago, IL 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ___




                                   CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

----------------------- --------------------- ------------------------- --------------------------- ------------------
 Title of Securities        Amount Being          Proposed Maximum           Proposed Maximum           Amount of
   Being Registered          Registered       Offering Price Per Unit    Aggregate Offering Price   Registration Fee
----------------------- --------------------- ------------------------- --------------------------- ------------------
Preferred Shares           40 shares               $25,000.00                 $1,000,000.00               $92.00


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS                                                   [October ___], 2002
[JOHN HANCOCK LOGO]
___ Shares Series A
___ Shares Series B

$ _________________

John Hancock Preferred Income Fund
Preferred Shares
Liquidation Preference $25,000 Per Share

___________________

Investment Objectives. The primary investment objective of John Hancock Preferred Income Fund (the "Fund") is to provide a high level of current income, consistent with preservation of capital. The Fund's secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective.

Portfolio Contents. The Fund seeks to achieve its objectives by investing in securities that, in the opinion of the Fund's investment adviser, may be undervalued relative to similar securities in the marketplace. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus borrowing for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. The Fund allocates its investments among various industry sectors and among issuers in such sectors based on the investment adviser's evaluation of market and economic conditions. The Fund expects to emphasize investments in preferred securities issued or guaranteed by U.S. corporations in the utilities sector and will be subject to certain risks due to such emphasis. The Fund will not invest 25% or more of its total assets in any one industry, except that the Fund will invest 25% or more of its total assets in the industries comprising the utilities sector. The Fund will invest at least 80% of its total assets in preferred securities and other fixed income securities which are rated investment grade (i.e., at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Rating Group ("S&P")) or in unrated securities determined by the investment adviser to be of comparable credit quality. The Fund may invest up to 20% of its total assets in (i) preferred securities or other fixed income securities rated below investment grade (B or higher) or unrated preferred securities or unrated fixed income securities determined by the Fund's investment adviser to be of comparable quality and (ii) common stocks or other equity securities that are not considered preferred securities. The weighted average credit rating of the Fund's portfolio of preferred securities and other fixed income securities will be at least investment grade. There can be no assurance that the Fund will achieve its investment objectives.

Investment Adviser. John Hancock Advisers, LLC (the "Adviser") is the Fund's investment adviser and administrator.

Before buying any preferred shares you should read the discussion of the material risks of investing in the Fund in "Risk Factors" beginning on page __. Certain of these risks are summarized in "Prospectus Summary--Risks" beginning on page __.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            ------------------------

                                           Price to Public          Sales load              Proceeds to Fund (1)
----------------------------------------------------------------------------------------------------------------------
Per Share                                  $25,000                  $                       $
----------------------------------------------------------------------------------------------------------------------
Total                                      $                        $                       $
----------------------------------------------------------------------------------------------------------------------

(1) Plus accumulated dividends, if any, from the date the Preferred Shares are issued, but before offering expenses payable by the Fund estimated to be $____________________.

Preferred Shares (the "Preferred Shares") are being offered by the underwriters subject to certain conditions. The underwriters reserve the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the Preferred Shares will be delivered to the nominee of The Depository Trust Company on or about October ___, 2002.

UBS WARBURG

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated [October] ____, 2002 containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page __ of this Prospectus. You may request a free copy of the Statement of Additional Information by calling 1-800-225-5291 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for successive Dividend Periods on such shares. The dividend rate for the initial Dividend Period will be ____%, in the case of shares of Series A Preferred Shares, and ____% in the case of shares of Series B Preferred Shares. The initial Dividend Period for the Preferred Shares is from the date of issuance through [______], 2002, in the case of Series A Preferred Shares, and the date of issuance through _____________, 2002, in the case of Series B Preferred Shares. For subsequent Dividend Periods, Preferred Shares will pay dividends based on a rate set at Auction, usually held every _____ days in the case of Series A Preferred Shares and _____ days in the case of Series B Preferred Shares. Prospective purchasers should carefully review the Auction Procedures described in this Prospectus and in further detail in Appendix C to the Statement of Additional Information and should note: (1) a buy order (called a "bid") or sell order is a commitment to buy or sell Preferred Shares based on the results of an Auction; and (2) purchases and sales will be settled on the next business day after the Auction.

The Preferred Shares, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the Preferred Shares outside of Auctions; however they have no obligation to do so, and there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the Preferred Shares, and a selling shareholder that sells Preferred Shares between auctions may receive a price per share of less than $25,000. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares - Redemption."

The Preferred Shares will be senior in liquidation and distribution rights to the Fund's outstanding common shares. The Fund's common shares are traded on the New York Stock Exchange under the symbol "HPI." This offering is conditioned upon the Preferred Shares receiving a rating of ___ from Moody's.

The Preferred Shares are redeemable, in whole or in part, at the option of the Fund on the second business day prior to any date dividends are paid on the Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of redemption, plus a premium in certain circumstances.

The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of the Prospectus.

Until [November ___,] 2002 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Preferred Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriter and with respect to their unsold allotments or subscriptions.

Table of Contents

Prospectus summary................................6                       Rating agency guidelines and asset coverage......39
Financial highlights (Unaudited) ................18                       The Auction......................................43
The Fund.........................................19                       Management of the Fund...........................49
Use of proceeds..................................19                       Net asset value..................................51
Capitalization (Unaudited) ......................19                       U.S. federal income tax matters..................51
Portfolio composition............................20                       Description of shares............................53
Investment objectives and principal                                       Certain provisions of the Agreement and
     investment strategies.......................20                            Declaration of Trust and By-Laws............54
Risk factors.....................................27                       Underwriting.....................................55
Description of Preferred Shares..................35

                            ------------------------

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Prospectus Summary

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Preferred Shares, especially the information set forth under the heading "Risk Factors." You should read the more detailed information contained in this Prospectus, the Statement of Additional Information and the Fund's By-Laws. Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

THE FUND

John Hancock Preferred Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). See "The Fund." John Hancock Advisers, LLC acts as the Fund's investment adviser and administrator. The Fund's common shares ("Common Shares") are traded on the New York Stock Exchange under the symbol "HPI." As of September 30, 2002, the Fund had _________ Common Shares outstanding and net assets of $____________________.

THE OFFERING

The Fund is offering _____ shares of Series A Preferred Shares and _____ shares of Series B Preferred Shares, in each case at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date of original issue. The Preferred Shares are being offered through a group of underwriters led by UBS Warburg LLC and [ ] (collectively, the "Underwriters"). See "Underwriting."

The Preferred Shares entitle their holders to receive cash dividends at an annual rate that may vary for the successive Dividend Periods for the applicable series of Preferred Shares. In general, except as described under "Dividends and Dividend Periods" below and "Description of Preferred Shares -- Dividends and Dividend Periods," the Dividend Period for the Preferred Shares will be _____ days in the case of Series A Preferred Shares and _____ days in the case of Series B Preferred Shares. The Auction Agent will determine the Applicable Rate for a particular period by an Auction conducted on the Business Day immediately prior to the start of that Dividend Period. See "The Auction."

The Preferred Shares are not listed on an exchange. Instead, investors may buy or sell Preferred Shares in an Auction that normally is held _______ in the case of Series A Preferred Shares and ____ days in the case of Series B Preferred Shares, by submitting orders to Broker-Dealers that have entered into an agreement with _____________, the auction agent (the "Auction Agent") and the Fund or to certain other Broker-Dealers. The Auction Agent reviews orders from Broker-Dealers on behalf of Existing Holders that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate, and on behalf of Potential Holders that wish to buy, Preferred Shares. The Auction Agent then determines the lowest Applicable Rate that will result in all of the outstanding Preferred Shares continuing to be held. The first Auction Date for the Preferred Shares will be __________, 2002 in the case of Series A Preferred Shares and ___________, 2002 in the case of Series B Preferred Shares, in each, the Business Day before the Initial Dividend Payment Date for the Initial Dividend Period for the Preferred Shares. The Auction Date for the Preferred Shares generally will be ______ in the case of Series A Preferred Shares and _____ in the case of Series B Preferred Shares, unless the then-current Dividend Period is a Special Dividend Period, or the day that normally would be the Auction Date or the first day of the subsequent Dividend Period is not a Business Day.

Generally, investors in the Preferred Shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's Broker-Dealer will maintain record ownership of Preferred Shares in book-entry form. An investor's Broker-Dealer, in turn, will maintain records of that investor's beneficial ownership of the Preferred Shares.

INVESTMENT OBJECTIVES AND POLICIES

Investment objectives

The Fund's primary investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund's secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

Portfolio contents

The Fund seeks to achieve its objectives by investing in securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace. There can be no assurance that the Fund will achieve its investment objectives. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus borrowing for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. The Fund will invest at least 80% of its total assets in preferred securities and other fixed income securities which are rated investment grade (i.e., at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Rating Group ("S&P")) or in unrated securities determined by the investment adviser to be of comparable credit quality. The Fund may invest up to 20% of its total assets in (i) preferred securities or other fixed income securities rated below investment grade (B or higher) or unrated preferred securities or unrated fixed income securities determined by the investment adviser to be of comparable quality and (ii) common stocks or other equity securities that are not considered preferred securities. The weighted average credit rating of the Fund's portfolio of preferred securities and other fixed income securities will be at least investment grade. The Fund intends to invest primarily in fully taxable preferred securities. The Fund's portfolio may include both fixed rate and adjustable rate securities. The allocation of the Fund's assets in various types of preferred, debt and equity securities may vary from time to time depending on the Adviser's assessment of market conditions.

The Adviser will perform its own investment analysis when making investment decisions for the Fund and will not rely solely on the ratings assigned to rated securities. Securities ratings are based largely on an issuer's historical financial information and each rating agency's investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating indicates. The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest or dividend rates. The Adviser will also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, current yield and price stability. The Adviser seeks to produce superior results by focusing on the business cycle and individual security fundamentals and less so on interest rates and duration. In structuring the portfolio, the Adviser seeks to add investment value in two ways:

[arrow] by anticipating the broader, more gradual changes in the business cycle, and then investing in those industries and sectors that are expected to benefit from the changes

[arrow] by looking within those industries and sectors for issuers and companies that are undervalued and mispriced relative to the market

Industry and issuer concentration

The Fund intends to emphasize investments in preferred securities issued or guaranteed by U.S. corporations in the utilities sector and will be subject to certain risks due to such emphasis. The Fund will not invest 25% or more of its total assets in any one industry, except that the Fund will invest 25% or more of its total assets in the industries comprising the utilities sector. The Fund will allocate its investments among industry sectors and among issuers in such sectors, based on the Adviser's evaluation of market and economic conditions.

Foreign securities

Although the Fund will invest primarily in the securities of U.S. issuers, the Fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the United States that are traded or denominated in U.S. dollars.

Illiquid securities

The Fund may invest up to 20% of its total assets in illiquid securities, which are securities that can not be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities. The Fund may invest in securities that are sold in direct private placement transactions and are neither listed on an exchange nor traded in the over-the-counter market.

Other securities

Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents or may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

HEDGING AND INTEREST RATE TRANSACTIONS

The Fund may, but is not required to, use various hedging and interest rate transactions to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use these transactions to enhance potential gain, although no more than 5% of the Fund's total assets will be committed to initial margin for such transactions entered into for non-hedging purposes.

THE INVESTMENT ADVISER AND ADMINISTRATOR

John Hancock Advisers, LLC is the Fund's investment adviser and administrator. The Adviser is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objectives and policies. The Adviser makes all investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio securities. The Adviser also provides office space to the Fund and administrative and clerical services relating to the Fund's books and records and preparation of reports.

The Adviser serves as the investment adviser to the Patriot Group of Trusts, consisting of Patriot Premium Dividend Fund I, Patriot Premium Dividend Fund II, Patriot Select Dividend Trust, Patriot Preferred Dividend Fund and Patriot Global Dividend Fund. Each Patriot Fund is a leveraged dual-class, closed-end investment company, which focuses on investing in preferred stocks and other securities. The Adviser was organized in 1968 and had, as of June 30, 2002 approximately $___ billion in assets under management, of which $___ billion was invested in preferred securities. The Adviser is an indirect wholly-owned subsidiary of John Hancock Financial Services, Inc., a financial services company.

LEVERAGE

The Fund expects to utilize financial leverage on an ongoing basis for investment purposes. After completion of the offering of Preferred Shares, the Fund anticipates its total leverage from the issuance of Preferred Shares will be approximately 33-1/3% of the Fund's total assets. This amount may change, but total leverage will not exceed 50% of the Fund's total assets. Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to do so.

The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to common shareholders over time. Use of financial leverage creates an opportunity for increased income for common shareholders but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the shares and of dividends), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to the Adviser will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the Preferred Shares) is utilized, giving the Adviser an incentive to utilize leverage. See "Risks--Leverage Risk."

SPECIAL RISK CONSIDERATIONS

Risks of investing in the Preferred Shares:

The primary risks of investing in the Preferred Shares are:

[arrow] If an Auction fails you may not be able to sell some or all of your Preferred Shares and the Fund is not obligated to redeem your Preferred Shares if the Auction fails

[arrow] Because of the nature of the market for Preferred Shares, you may receive less than the price you paid for your shares if you sell them outside of the Auction, especially when market interest rates are rising

[arrow] A rating agency could downgrade the rating assigned to Preferred Shares, which could affect liquidity

[arrow] The Fund may be forced to redeem Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your Preferred Shares in certain circumstances

[arrow] In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the Preferred Shares

[arrow] If interest rates rise, the value of the Fund's investment portfolio generally will decline, reducing the asset coverage for the Preferred Shares

Leverage Risk

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage.

Interest Rate Risk

The Preferred Shares pay dividends based on shorter-term interest rates. The Fund invests the proceeds from the issuance of the Preferred Shares principally in preferred stocks and other preferred securities, which bear intermediate- to longer-term dividend or interest rates. The yields on preferred stocks and other preferred securities are typically, although not always, higher than shorter-term interest rates. Shorter-term interest rates may rise so that the amount of dividends to be paid to holders of Preferred Shares exceeds the income from the preferred stocks and other preferred securities and other investments purchased by the Fund with the proceeds from the sale of the Preferred Shares. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, however, dividend rates on the Preferred Shares would need to exceed the rate of return on the Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If intermediate- to longer-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares.

Auction Risk

The dividend rate for the Preferred Shares normally is set through an Auction process. In the Auction, Existing Holders of Preferred Shares may indicate the dividend rate at which the Existing Holders would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The Auction also provides liquidity for the sale of Preferred Shares. An Auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an Auction if the Auction fails. Also, if you place hold orders (orders to retain shares) at an Auction only at a specified dividend rate, and that rate exceeds the rate set at the Auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to buy or continue to hold those Preferred Shares, you could receive a lower rate of return on your shares than the market rate. Finally, the Dividend Period for the Preferred Shares may be changed by the Fund, subject to certain conditions with notice to the holders of Preferred Shares, which could also affect the liquidity of your investment.

Secondary Market Risk

If you try to sell your Preferred Shares between Auctions you may not be able to sell any or all of your Preferred Shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Dividend Period, changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market.

You may transfer Preferred Shares outside of auctions only to or through a Broker-Dealer that has entered into an agreement with the Auction Agent and the Fund or other person as the Fund permits.

Ratings and Asset Coverage Risk

While it is expected that Moody's will assign a rating of ___ to the Preferred Shares, such rating does not eliminate or necessarily mitigate the risks of investing in Preferred Shares.

Restrictions on Dividends and Other Distributions

Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and the Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to satisfy minimum distribution requirements that it must satisfy to maintain its qualification as a regulated investment company for federal income tax purposes.

General risks of investing in the Fund include:

Limited Operating History

The Fund is a recently organized closed-end management investment company which has been operational for less than two months.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities such as preferred securities and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise.

During periods of declining interest rates, an issuer may exercise its option to redeem preferred securities or prepay principal of debt securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Credit Risk

Credit risk is the risk that preferred securities or debt securities in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. The weighted average credit rating of the Fund's portfolio of preferred securities and other fixed income securities will be at least investment grade. Although the Fund will primarily invest in investment grade securities, the Fund is authorized to invest up to 20% of its total assets in preferred securities and other fixed income securities that are rated below investment grade at the time of acquisition. These securities may be rated as low as B by Moody's and S&P. Securities rated "Baa" by Moody's are considered by Moody's as medium to lower medium grade securities; they are neither highly protected nor poorly secured; dividend or interest payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay dividends or interest and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay dividends or interest and repay capital or principal for securities in this category than in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. The ratings of Moody's and S&P represent their opinions as to the quality of those securities that they rate; ratings are relative and subjective and are not absolute standards of quality.

Special Risks Related to Preferred Securities

There are special risks associated with investing in preferred securities:

[arrow] Limited Voting Rights. Generally, holders of preferred securities (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

[arrow] Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

[arrow] Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

[arrow] Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

[arrow] Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Dividends Received Deduction

The income from taxable preferred securities in which the Fund intends to invest does not qualify for the dividends received deduction (the "Dividends Received Deduction") under Section 243 of the Internal Revenue Code of 1986, as amended (the "Code"). The Dividends Received Deduction generally allows corporations to deduct from their income 70% of dividends received from domestic corporations. Accordingly, any corporate shareholder should assume that none of the distributions it receives from the Fund will qualify for the Dividends Received Deduction.

Sector Risk

Under normal market conditions, the Fund will emphasize investments in preferred securities issued or guaranteed by U.S. corporations in the utilities sector. However, the Fund will not invest 25% or more of its total assets in issuers engaged in any one industry, except that the Fund will invest 25% or more of its total assets in the industries comprising the utilities sector.

The utilities industries in which the Fund may invest include companies engaged in:

[arrow]   the generation, transmission, sale or distribution of electric energy

[arrow]   the distribution, purification and treatment of water

[arrow] the provision of sewage management, treatment or other sanitary services

[arrow]   the production, transmission or distribution of natural gas

[arrow]   the provision of pollution control or abatement services

[arrow] telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged primarily in the public broadcasting industry)

The Fund's emphasis on securities of utilities issuers makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including:

[arrow]   high interest costs in connection with capital construction programs

[arrow]   governmental regulation of rates charged to customers

[arrow]   costs associated with environmental and other regulations

[arrow]   the effects of economic slowdowns and surplus capacity

[arrow]   increased competition from other providers of utility services

[arrow]   uncertainties concerning the availability of fuel at reasonable prices

[arrow]   the effects of energy conservation policies

Issuers in the utilities sector may also be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Generally, prices charged by utilities are also regulated in the United States with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future. The nature of regulation of industries in the utilities sector is evolving. Changes in regulation increasingly allow participants in the utilities sector to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within such industries. The emergence of competition may result in certain companies being forced to defend their core businesses which may cause such companies to be less profitable.

While the Fund will not invest 25% or more of its total assets in any one of the industries comprising the financial services sector, from time to time the Fund may have significant exposure to issuers in the financial services sector. These industries include bank holding companies, banks, securities brokers and dealers and life, property, casualty and multi-line insurance companies. These industries are subject to extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. Each of these industries may also be significantly affected by changes in prevailing interest rates, general economic conditions and industry specific risks. The enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but their ability to expand by acquisition or branching across state lines and to engage in non-banking activities continues to be limited. Federal or state law and regulations require banks, bank holding companies, broker-dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity.

Convertible Securities

The preferred securities and other fixed income securities in which the Fund invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

Common Stocks

The common stocks and other non-preferred equity securities in which the Fund invests may experience substantially more volatility in their market value than the Fund's investments in preferred securities. Such securities may also be more susceptible to adverse changes in market value due to issuer specific events, such as unfavorable earnings reports. The market values of common stocks are also generally sensitive to general movements in the equities markets.

Illiquid Securities

The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Foreign Securities

Although the Fund will only invest in securities of non-U.S. issuers that are traded or denominated in U.S. dollars, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

[arrow] less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

[arrow] many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

[arrow] adverse effect of currency exchange rates or controls on the value of the Fund's investments

[arrow] the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

[arrow] economic, political and social developments may adversely affect the securities markets

[arrow]   withholding and other non-U.S. taxes may decrease the Fund's return

Derivatives

The Fund's hedging and interest rate transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully hedging and interest rate transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and interest rate transactions are not otherwise available to the Fund for investment purposes.

FEDERAL INCOME TAXATION

The Fund intends to take the position that under present law the Preferred Shares will constitute stock of the Fund. Distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to shareholders. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains without regard to the length of time the shareholder has held shares of the Fund.

TRADING MARKET

The Preferred Shares will not be listed on an exchange. Instead, you may buy or sell Preferred Shares at an Auction that normally is held every seven days by submitting orders to a Broker-Dealer that has entered into an agreement with the Auction Agent and the Fund, or to a Broker-Dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of Auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer Preferred Shares outside of Auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

DIVIDENDS AND DIVIDEND PERIODS

The table below shows the initial dividend rate, the Dividend Payment Date and the number of days for the initial Dividend Period on each series of the Preferred Shares offered in this Prospectus. For subsequent Dividend Periods, the Preferred Shares will pay dividends based on a rate set at Auctions, normally held every _____ days, in the case of Series A Preferred Shares, and ______, in the case of Series B Preferred Shares. In most instances, dividends are payable on the first Business Day following the end of the Dividend Period. The rate set at Auction will not exceed the Applicable Maximum Rate. See "Description of Preferred Shares -- Dividends and Dividend Periods." Dividends on the Preferred Shares will be cumulative from the date the Preferred Shares are first issued and will be paid out of legally available funds.

                     Initial         Date of          Dividend Payment         Subsequent         Number of Days of
                    Dividend     Accumulation at      Date for Initial      Dividend Payment      Initial Dividend
                      Rate         Initial Rate       Dividend Period             Day                  Period
                    --------     --------------       ----------------      ----------------      -----------------
Series A

Series B

The Fund may, subject to certain conditions, designate Special Dividend Periods of more than _____ days, in the case of Series A Preferred Shares, and _____, in the case of Series B Preferred Shares. A requested Special Dividend Period will not be effective unless Sufficient Clearing Bids were made in the Auction immediately preceding the Special Dividend Period. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The Dividend Payment Date for Special Dividend Periods will be set out in the notice designating a Special Dividend Period. See "Description of Preferred Shares -- Dividends and Dividend Periods -- Designation of Special Dividend Periods" and "The Auction."

Dividends for the Preferred Shares will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of Preferred Shares--Dividends."

MAXIMUM APPLICABLE RATE

The Maximum Applicable Rate for any regular rate period will be the Applicable Percentage (set forth in the Applicable Percentage Payment Table below) of the applicable AA Composite Commercial Paper Rate. The AA Composite Commercial Paper Rate is the rate on commercial paper issued by corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the Auction Agent by certain commercial paper dealers designated by the Fund. In the case of a Special Dividend Period, the Maximum Applicable Rate will be specified by the Fund in the notice of the Special Dividend Period for such Special Dividend Payment Period. The applicable percentage for the Preferred Shares is determined on the day that a notice of a Special Dividend Period is delivered if the notice specifies a Maximum Applicable Rate for a Special Dividend Period.

                       Applicable Percentage Payment Table

           Moody's                        Applicable Percentage
           -------                        ---------------------
                                         Series A           Series B
                                         --------           --------

           Aa3 or higher

           A3 to A1

           Baa3 to Baa1

           Below Baa3

RATINGS

The Preferred Shares are expected to receive a rating of ___ from Moody's. This rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell Preferred Shares inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating also does not address the likelihood that an owner of Preferred Shares will be able to sell such Preferred Shares in an Auction or otherwise. The rating is based on information obtained from the Fund and other sources. The rating may be changed, suspended or withdrawn in the Moody's discretion as a result of changes in, or the unavailability of, such information. See "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage."

REDEMPTION

The Fund is required to redeem Preferred Shares if the Fund does not meet an asset coverage ratio required by the 1940 Act, or correct a failure to meet a rating agency guideline in a timely manner. The Fund may voluntarily redeem Preferred Shares, in whole or in part, under certain conditions. Unless otherwise established in connection with a Special Dividend Period, the redemption price per Preferred Share will be $25,000 plus accrued and unpaid dividends through the date of redemption. See "Description of Preferred Shares -- Redemption" and "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage."

ASSET MAINTENANCE

Under the By-Laws which establish and fix the rights and preferences of the Preferred Shares, the Fund must maintain:

[arrow] Asset coverage of the Preferred Shares as required by the rating agency or agencies rating the Preferred Shares; and

[arrow] Asset coverage of at least 200% with respect to senior securities of the Fund that are stock, including the Preferred Shares.

In the event that the Fund does not maintain or cure these coverage tests, some or all of the Preferred Shares will be subject to mandatory redemption. See "Description of Preferred Shares -- Redemption." Based on the composition of the Fund's portfolio as of September 30, 2002, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would be approximately [_____]% if the Fund were to issue Preferred Shares offered representing approximately 33-1/3% of the Fund's total assets.

LIQUIDATION PREFERENCE

The liquidation preference for shares of each series of Preferred Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. See "Description of Preferred Shares -- Liquidation."

VOTING RIGHTS

The holders of preferred shares, including the Preferred Shares, voting as a separate class, have the right to elect at least two Trustees of the Fund at all times. Such holders also have the right to elect a majority of the Trustees in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining Trustees will be elected by holders of common shares and preferred shares, including the Preferred Shares, voting together as a single class. The holders of preferred shares, including the Preferred Shares, will vote as a separate class or classes on certain other matters required under the Declaration of the Trust, the By-Laws, the 1940 Act and Massachusetts law. See "Description of Preferred Shares -- Voting Rights," and "Certain Provisions in the Agreement and Declaration of Trust."

AUCTION PROCEDURES

Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of Preferred Shares may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of Preferred Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of Preferred Shares subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction Date for the Preferred Shares of a series (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

[arrow] Hold Order--indicating its desire to hold the Preferred Shares of such series without regard to the Applicable Rate for the next Dividend Period for such Preferred Shares.

[arrow] Bid--indicating its desire to hold the Preferred Shares of such series, provided that the Applicable Rate for the next Dividend Period for such Preferred Shares is not less than the rate per annum specified in such Bid.

[arrow] Sell Order--indicating its desire to sell the Preferred Shares of such series without regard to the Applicable Rate for the next Dividend Period for such Preferred Shares.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the Preferred Shares of a series then held by such Beneficial Owner, provided that the total number of Preferred Shares covered by such Orders does not exceed the number of Preferred Shares of such series held by such Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional Preferred Shares of a series in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to the Preferred Shares then held by such Beneficial Owner is not submitted on behalf of such Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent.

Potential Beneficial Owners of Preferred Shares may submit Bids through their Broker-Dealers in which they offer to purchase Preferred Shares, provided that the Applicable Rate for the next Dividend Period for such Preferred Shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.

If Sufficient Clearing Bids exist in an Auction for the Preferred Shares of a series (that is, in general, the number of Preferred Shares subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of Preferred Shares subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the Preferred Shares available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, Preferred Shares subject to such Sell Orders. Thus, in certain circumstances, Existing Holders and the Beneficial Owners they represent, may not have liquidity of investment.

A Sell Order by an Existing Holder will constitute an irrevocable offer to sell the Preferred Shares subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the Preferred Shares subject thereto if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per Preferred Share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the Preferred Shares subject thereto at a price per share equal to $25,000 if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "Description of Preferred Shares--The Auction."

Financial highlights (unaudited)

Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on August 27, 2002 through September 30, 2002. Since the Fund was recently organized and commenced investment operations on August 27, 2002, the table covers approximately one month of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in preferred stocks of other preferred securities that meet the Fund's investment objectives and policies. Accordingly, the information presented does not provide a meaningful picture of the Fund's future operating performance.

                                                                                                      For the Period
                                                                                                 August 27, 2002 (1)
                                                                                          through September 30, 2002
                                                                                           -------------------------
                                                                                                         (Unaudited)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period (2)............................................................               $
                                                                                                            --------
Increase (decrease) from investment operations:
         Net investment income......................................................................
         Net realized and unrealized gain (loss) on investments and foreign currency transactions...
         Dividends to preferred shareholders........................................................              --
                                                                                                            --------
Net increase (decrease) from investment operations..................................................
                                                                                                            --------
Organizational expenses and offering costs charged to capital.......................................
                                                                                                            --------
Net asset value, end of period (3)..................................................................               $
                                                                                                             =======
Market value, end of period (3).....................................................................               $
                                                                                                             =======
         Total investment return (4)................................................................             --%
                                                                                                             =======
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Expenses............................................................................................            %(5)
Net investment income before preferred share dividends..............................................            %(5)
Preferred share dividends...........................................................................          --%(5)
Net investment income applicable to common shareholders.............................................            %(5)

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000).....................................................               $
Portfolio turnover..................................................................................               %
Net assets applicable to common shareholders, end of period (000)...................................               $
Preferred shares outstanding (000)..................................................................              --

(1)      Commencement of investment operations.

(2) Net asset value immediately after the closing of the first public offering was $________________.

(3) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(4) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns of less than a full period are not annualized. Past performance is not a guarantee of future results.

(5)      Annualized.

The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

The Fund

John Hancock Preferred Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts on June 27, 2002, and has registered under the 1940 Act. The Fund's principal office is located at 101 Huntington Avenue, Boston, Massachusetts 02199, and its telephone number is
(800) [843-0090].

On August 22, 2002, the Fund issued an aggregate of 22,500,000 common shares of beneficial interest, no par value, pursuant to an initial public offering. The Fund issued [_____] common shares on [____], 2002 and [_____] common shares on [______], 2002 pursuant to an over-allotment provision. The Fund's common shares are traded on the NYSE under the symbol "HPI".

The following provides information about the Fund's outstanding shares as of September 30, 2002.

----------------------------------------------------------------------------------------------------------------------
Title of Class                                                    Amount       Amount held by     Amount Outstanding
                                                                Authorized     the Fund or for
                                                                                 its Account
----------------------------------------------------------------------------------------------------------------------
Common Shares.............................................       Unlimited            0
----------------------------------------------------------------------------------------------------------------------
Auction Preferred Shares..................................       Unlimited            0                    0
----------------------------------------------------------------------------------------------------------------------

Use of proceeds

The net proceeds of this offering of Preferred Shares will be approximately $_____ after payment of offering costs (including sales load) estimated to be approximately $_____. The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies as stated below under "Investment objectives and Principal investment strategies." The Fund expects that there will be an initial investment period of up to [_____ months] following the completion of this offering before all of the proceeds from the sale of the Preferred Shares are invested in accordance with its investment objectives and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high-grade, short-term money market instruments. See "Investment objectives and principal investment strategies."

Capitalization (unaudited)

The following table sets forth the capitalization of the Fund as of September 30, 2002, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby assuming the Fund issues Preferred Shares representing approximately 33-1/3% of the Fund's managed assets.

----------------------------------------------------------------------------------------------------------------------
                                                                            Actual                 As Adjusted
----------------------------------------------------------------------------------------------------------------------
Auction Preferred Shares, no par value per share (no shares        $                         $
         issued; [_____] shares issued, as adjusted at $25,000
         per share liquidation preference)....................                               ========================

----------------------------------------------------------------------------------------------------------------------
Shareholder's Equity:
----------------------------------------------------------------------------------------------------------------------
         Common Shares, no par value per share; [__________]
                  shares outstanding (1)......................
----------------------------------------------------------------------------------------------------------------------
Paid-in surplus
----------------------------------------------------------------------------------------------------------------------
         Balance of undistributed net investment income.......
----------------------------------------------------------------------------------------------------------------------
         Accumulated net realized gain/loss from investment
                  transactions................................
----------------------------------------------------------------------------------------------------------------------
         Net unrealized appreciation/depreciation of investments

                                                                         -----------               -----------
----------------------------------------------------------------------------------------------------------------------
         Net assets attributable to common shares.............
                                                                         ===========               ===========
----------------------------------------------------------------------------------------------------------------------

----------

(1) None of these outstanding shares are held by or for the account of the Fund.

Portfolio Composition

As of September 30, 2002, approximately [____]% of the market value of the Fund 's portfolio was invested in preferred stocks and other preferred securities and approximately [____]% of the market value of the Fund 's portfolio was invested in short-term instruments. The following table sets forth certain information with respect to the composition of the Fund 's investment portfolio as of September 30, 2002, based on the highest rating assigned each investment.

--------------------------------------------------------------------------------------------------------------
Credit Rating (Moody's/S&P)            Number of Issues             Value (000)                Percent
---------------------------            ----------------             -----------                -------
--------------------------------------------------------------------------------------------------------------
Aaa/AAA...................................                   $                           %
--------------------------------------------------------------------------------------------------------------
Aa/AA.....................................
--------------------------------------------------------------------------------------------------------------
A/A.......................................
--------------------------------------------------------------------------------------------------------------
Baa/BBB...................................
--------------------------------------------------------------------------------------------------------------
Ba/BB.....................................
--------------------------------------------------------------------------------------------------------------
B/B.......................................
--------------------------------------------------------------------------------------------------------------
Unrated + ................................
--------------------------------------------------------------------------------------------------------------
Short-Term................................
--------------------------------------------------------------------------------------------------------------
                                                             -------                     -------
--------------------------------------------------------------------------------------------------------------
     TOTAL................................
--------------------------------------------------------------------------------------------------------------
                                                             =======                     =======
--------------------------------------------------------------------------------------------------------------

+      [Refers to securities that have not been rated by Moody's or S&P. See
"Investment objectives and principal investment strategies - PORTFOLIO CONTENTS AND PRINCIPAL INVESTMENT STRATEGIES."]

Investment objectives and principal investment strategies

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund's secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The Fund seeks to achieve its objectives by investing in securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace. The Fund's investment objectives are non-fundamental policies and may be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund makes no assurance that it will realize its objectives.

PRINCIPAL INVESTMENT FOCUS AND PHILOSOPHY

Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus borrowing for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. The Fund intends to invest primarily in fully taxable preferred securities. The Fund's portfolio of preferred securities may include both fixed rate and adjustable rate securities. The allocation of the Fund's assets in various types of preferred, debt and equity securities may vary from time to time depending upon the Adviser's assessment of market conditions.

The Fund invests at least 80% of its total assets in preferred securities and other fixed income securities which are rated investment grade (i.e., at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Rating Group ("S&P")) or in unrated securities determined by the Adviser to be of comparable credit quality. The Fund may invest up to 20% of its total assets in (i) preferred securities or other fixed income securities rated below investment grade (B or higher) or unrated preferred securities or unrated fixed income securities determined by the Adviser to be of comparable quality and (ii) common stocks or other equity securities that are not considered preferred securities. The weighted average credit rating of the Fund's portfolio of preferred securities and other fixed income securities will be at least investment grade.

Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay dividends or interest and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay dividends or interest and repay capital or principal for securities in this category than in higher rating categories. Securities rated "Baa" by Moody's are considered by Moody's as medium to lower medium grade securities; they are neither highly protected nor poorly secured; dividend or interest payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. The descriptions of the investment grade rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the statement of additional information. All references to securities ratings by Moody's and S&P in this Prospectus shall, unless otherwise indicated, include all securities within each such rating category (i.e., (1), (2) and (3) in the case of Moody's and (+) and (-) in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or weighted average portfolio. In the event of such security downgrade, the Fund will sell the portfolio security as soon as the Adviser believes it to be prudent to do so in order to again cause the Fund to be within the percentage and ratings limitations set forth in this Prospectus. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading.

The Adviser will perform its own investment analysis when making investment decisions for the Fund and will not rely solely on the ratings assigned to rated securities. Securities ratings are based largely on an issuer's historical financial information and each rating agency's investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating indicates.

The Adviser seeks to produce superior results by focusing on the business cycle and individual security fundamentals and less so on interest rate and duration. In structuring the portfolio, the Adviser seeks to add investment value in two ways:

[arrow] by anticipating the broader, more gradual changes in the business cycle, and then investing in those industries and sectors that are expected to benefit from the changes

[arrow] by looking within those industries and sectors for issuers and companies that are undervalued and mispriced relative to the market

The Adviser believes that focusing on sectors, industries, issuers and individual security fundamentals, rather than predicting the direction of interest rates and duration, will lead to superior investment results over time.

The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest or dividend rates. The Adviser will also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, current yield and price stability.

PORTFOLIO CONTENTS AND PRINCIPAL INVESTMENT STRATEGIES

Industry and issuer concentration

The Fund intends to emphasize investments in preferred securities issued or guaranteed by U.S. corporations in the utilities sector be subject to certain risks due to such emphasis. The Fund will not invest 25% or more of its total assets in any one industry, except that the Fund will invest 25% or more of its total assets in the industries comprising the utilities sector. The Fund will allocate its investments from time to time among industry sectors and among issuers in such sectors, based on the Adviser's evaluation of market and economic conditions.

Taxable preferred securities

Pursuant to the Dividends Received Deduction, corporations generally may deduct 70% of the dividend income they receive from domestic corporations. Corporate shareholders of a regulated investment company, for which status the Fund intends to qualify, generally are permitted to claim a deduction with respect to that portion of their distributions from a regulated investment company that are attributable to amounts received by the regulated investment company that would qualify for the Dividends Received Deduction. However, not all preferred securities pay dividends that are eligible for the Dividends Received Deduction. The Adviser intends to invest primarily in taxable preferred securities (often referred to as "hybrid" preferred securities) the income from which will not qualify for the Dividends Received Deduction. These types of taxable preferred securities typically offer additional yield spread compared to other types of preferred securities due to the fact that payments made with respect to such preferred securities do not qualify for the Dividends Received Deduction. Accordingly, any corporate shareholder should assume that none of the distributions it receives from the Fund will qualify for the Dividends Received Deduction.

Taxable preferred securities are a comparatively new asset class. Taxable preferred securities include but are not limited to:

[arrow]   trust originated preferred securities

[arrow]   monthly income preferred securities

[arrow]   quarterly income bond securities

[arrow]   quarterly income debt securities

[arrow]   quarterly income preferred securities

[arrow]   corporate trust securities

[arrow]   public income notes

[arrow]   other trust preferred securities

Taxable preferred securities are typically issued by corporations. Taxable preferred securities may also be issued by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. The taxable preferred securities market is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat" (i.e., without accrued dividend income) and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.

Taxable preferred securities normally constitute junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities typically permit the issuer to defer the payment of income for a specified period, which may be eighteen months or more, without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the taxable preferred securities have not been made), issuers and investors generally treat taxable preferred securities as close substitutes for traditional preferred securities. Taxable preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Taxable preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays may be adversely affected.

Many taxable preferred securities are issued by trusts or other special purpose entities established by operating companies, and are not direct obligations of the operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the securities issued by the trust or special purpose entity), which enables the operating company to deduct for federal income tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the taxable preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.

Accordingly, dividend payments made with respect to the taxable preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's assets over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a taxable preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

Traditional preferred securities

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based upon periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

Debt securities

The Fund may invest in debt securities with ratings equivalent to those of the preferred securities in which the Fund may invest. Debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.

Common stocks

The Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund expects generally to focus more on the security's dividend paying capacity than on its potential for appreciation.

Foreign securities

While the Fund primarily invests in the securities of U.S. issuers, the Fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the United States. The Fund only invests in securities of foreign issuers that are traded or denominated in US dollars.

Illiquid securities

The Fund may invest up to 20% of its assets in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

Money market instruments

Money market instruments include short-term U.S. government securities, U.S. dollar denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

U.S. government securities

U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

REITs

The Fund may invest in common and preferred interests in real estate investment trusts ("REITs"). REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Other investment companies

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result,
(i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund and its affiliates, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Hedging and interest rate transactions

The Fund may, but is not required to, use various hedging and interest rate transactions described below to earn income, facilitate portfolio management and mitigate risks. Such transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Adviser seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, including the effective yield paid on any preferred shares issued by the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions to enhance potential gain, although no more than 5% of the Fund's total assets will be committed to initial margin for Strategic Transactions for non-hedging purposes.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGIES

There may be times when, in the Adviser's judgment, conditions in the securities market would make pursuit of the Fund's investment strategy inconsistent with achievement of the Fund's investment objectives. At such times, the Adviser may employ alternative strategies primarily to seek to reduce fluctuations in the value of the Fund's assets. In implementing these temporary defensive strategies, depending on the circumstances, the Fund may invest an unlimited portion of its portfolio in U.S. dollar denominated corporate debt securities, short-term money market instruments, U.S. Government securities and cash. It is impossible to predict when, or for how long, the Fund may use these alternative strategies.

OTHER INVESTMENT POLICIES

When-issued and delayed delivery purchases

The Fund may make contracts to purchase securities on a "when-issued" or "delayed delivery" basis. Pursuant to such contracts, delivery and payment for the securities occurs at a date later than the customary settlement date. The payment obligations and the interest rate on the securities will be fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. An amount of cash or high quality securities equal to the amount of the Fund's commitment will be deposited in a segregated account at the Fund's custodian to secure the Fund's obligation. Although the Fund would generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options or futures contracts it has entered into) and not for leveraged purchases, the Fund could dispose of a security prior to settlement if the Adviser deemed it advisable. The purchase of securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of a decline in value of the Fund's other assets. Furthermore, when such purchases are made through a dealer, the dealer's failure to consummate the sale may result in the loss to the Fund of an advantageous yield or price.

Portfolio turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed ___% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Adviser, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "U.S. Federal Income Tax Matters."

Risk Factors

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RISKS OF INVESTMENT IN PREFERRED SHARES

Auction risk

The dividend rate for the Preferred Shares normally is set through an auction process. In the Auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The Auction also provides liquidity for the sale of Preferred Shares. You may not be able to sell your Preferred Shares at an Auction if the Auction fails. An Auction fails if there are more Preferred Shares offered for sale than there are buyers. If Sufficient Clearing Bids do not exist in an Auction, the Applicable Rate will be the Maximum Applicable Rate, and in such event, owners of Preferred Shares wishing to sell will not be able to sell all, and may not be able to sell any, of such Preferred Shares in the Auction. As a result, your investment in Preferred Shares may be illiquid. Neither the Broker-Dealers nor the Fund is obligated to purchase Preferred Shares in an Auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed Auction. Also, if you place hold orders (orders to retain Preferred Shares) at an Auction only at a specified rate and that bid rate exceeds the Applicable Rate set at the Auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to buy or continue to hold those Preferred Shares, you could receive a lower rate of return on your Preferred Shares than the market rate. Finally, the dividend period for the Preferred Shares may be changed by the Fund, subject to certain conditions with notice to the holders of Preferred Shares, which could also effect the liquidation of your investment. See "Description of Preferred Shares" and "The Auction -- Auction Procedures."

Ratings and asset coverage risk

While it is expected that Moody's will assign a rating of "___" to the Preferred Shares, such rating does not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's could downgrade its rating of the Preferred Shares or withdraw its rating of the Preferred Shares at any time, which may make your Preferred Shares less liquid at an Auction or in the secondary market. If Moody's downgrades the Preferred Shares, the Fund may alter its portfolio or redeem Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage," the Fund will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem Preferred Shares at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem Preferred Shares under certain circumstances in order to meet asset maintenance tests. While a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of the Preferred Shares voting as a separate class as discussed under "Description of the of Auction Preferred Shares -- Voting Rights," a sale of substantially all the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem the Preferred Shares, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage."

See "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

Secondary market risk

If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your Preferred Shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Dividend Period (a rate period of more than [______] days in the case of Series A Preferred Share and ____ days in the case of Series B Preferred Shares), changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the Preferred Shares. You may transfer Preferred Shares outside of Auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund's Auction Agent, [___________________], and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer that has entered into a Broker-Dealer agreement with the Auction Agent, that person will not be able to submit Bids at Auctions with respect to the Preferred Shares. Broker-Dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem Preferred Shares either if an Auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares will not be listed on any stock exchange or the Nasdaq national market. If you sell your Preferred Shares to a Broker Dealer between Auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last Auction.

Limited operating history

The Fund is a recently organized closed-end management investment company which has been operational for less than two months.

Interest rate risk

The Preferred Shares pay dividends based on short-term interest rates. The Fund invests the proceeds from the issuance of the Preferred Shares principally in preferred stocks and other preferred securities, which bear dividends or interest rates reflecting intermediate- and long-term interest rates. The interest or dividend rates on preferred stocks and other preferred securities are typically, although not always, higher than shorter-term interest rates. Both shorter-term and intermediate- to longer-term interest rates may fluctuate. If shorter-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends to be paid to holders of Preferred Shares exceeds the income from the preferred stocks and other preferred securities and other investments purchased by the Fund with the proceeds from the sale of Preferred Shares. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, however, dividend rates on the Preferred Shares would need to exceed the rate of return on the Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If intermediate- to longer-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares.

Leverage risk

The Fund expects to use financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of Preferred Shares to leverage the Common Shares. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the Preferred Shares would be reduced. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "____" rating on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. To counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares.

It is currently anticipated that, taking into account the Preferred Shares being offered in this Prospectus, the initial amount of leverage will represent up to 31-1/3% of the Fund's total assets.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Because the fee paid to the Adviser will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value of the Common Shares plus the liquidation preference of the Preferred Shares), the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

Restrictions on dividends and other distributions

Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and Preferred Shares, both by the 1940 Act and by requirements imposed by Moody's or a successor rating agency, might impair the Fund's ability to be treated as a regulated investment company for federal income tax purposes. While the Fund intends to redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "U.S. Federal income tax matters."

General Risks of Investing in the Fund

GENERAL

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's Preferred Shares may be speculative in that it involves risk. The Fund should not constitute a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

INTEREST RATE RISK

Fixed income securities are subject to certain common risks, including:

[arrow] if interest rates go up, the value of debt securities in the Fund's portfolio generally will decline;

[arrow] during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred securities and other fixed income securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

[arrow] during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

CREDIT RISK

Credit risk is the risk that preferred securities or debt securities in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status.

Although the Fund will primarily invest in investment grade securities, the Fund is authorized to invest up to 20% of its total assets in preferred securities and other fixed income securities that are rated below investment grade at the time of acquisition. These securities may be rated as low as B by S&P and Ba by Moody's. Securities rated "Baa" by Moody's are considered by Moody's as medium to lower medium grade securities; they are neither highly protected nor poorly secured; dividend or interest payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay dividends or interest and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay dividends or interest and repay capital or principal for securities in this category than in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. The ratings of Moody's and S&P represent their opinions as to the quality of those securities that they rate; ratings are relative and subjective and are not absolute standards of quality.

SECTOR RISK

Under normal market conditions, the Fund will emphasize investments in preferred securities issued or guaranteed by U.S. corporations in the utilities sector. The Fund will not invest 25% or more of its total assets in any one industry, except that the Fund will invest 25% or more of its total assets in the industries comprising the utilities sector.

The utilities industries in which the Fund may invest include companies engaged in:

[arrow]   the generation, transmission, sale or distribution of electric energy,

[arrow]   the distribution, purification and treatment of water,

[arrow] the provision of sewage management, treatment or other sanitary services,

[arrow]   the production, transmission or distribution of natural gas,

[arrow]   the provision of pollution control or abatement services, and

[arrow] telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged primarily in public broadcasting industry).

The Fund's emphasis on securities of utilities issuers makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including:

[arrow]   high interest costs in connection with capital construction programs

[arrow]   governmental regulation of rates charged to customers

[arrow]   costs associated with environmental and other regulations

[arrow]   the effects of economic slowdowns and surplus capacity

[arrow]   increased competition from other providers of utility services

[arrow] technological innovations that may render existing plants, equipment or products obsolete

[arrow] increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers

[arrow] the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations

[arrow] the problems associated with the use of radioactive materials and the disposal of radioactive wastes

There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

While the Fund will not invest 25% or more of its total assets in any one of the industries comprising the financial services sector, from time to time the Fund may have significant exposure to issuers in such sector. These industries include bank holding companies, banks, securities brokers and dealers and life, property, casualty and multi-line insurance companies. These industries are subject to extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. Each of these industries may also be significantly affected by changes in prevailing interest rates, general economic conditions and industry specific risks. The enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but their ability to expand by acquisition or branching across state lines and to engage in non-banking activities continues to be limited. Federal or state law and regulations require banks, bank holding companies, broker-dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity.

Special risks related to preferred securities

There are special risks associated with investing in preferred securities:

[arrow] Limited voting rights. Generally, holders of preferred security (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

[arrow] Special redemption rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

[arrow] Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

[arrow] Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

[arrow] Supply of taxable preferred securities. The Financial Accounting Standards Board is reviewing accounting guidelines relating to taxable preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected.

[arrow] New types of securities. From time to time, preferred securities, including taxable preferred securities have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible securities

The Fund may invest in convertible securities. Convertible fixed income securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The Fund may invest in convertible securities of any maturity and will determine whether to hold, sell or convert any security in which it has invested depending upon the Advisers' outlook for the market value for such security and the security into which it converts.

Common stocks

The common stocks and other non-preferred equity securities in which the Fund invests may experience substantially more volatility in their market value than the Fund's investments in preferred securities. Such securities may also be more susceptible to adverse changes in market value due to issuer specific events, such as unfavorable earnings reports. The market values of common stocks are also generally sensitive to general movements in the equities markets.

Illiquid investments

The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Foreign securities

Although the Fund only invests in securities of non-U.S. issuers that are traded or denominated in U.S. dollars, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

[arrow] Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

[arrow] Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

[arrow] Adverse effect of currency exchange rates or controls on the value of the Fund's investments

[arrow] The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

[arrow] Economic, political and social developments may adversely affect the securities markets

[arrow]   Withholding and other non-U.S. taxes may decrease the Fund's return

There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors by the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political climate in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

Market price of shares

Shares of closed-end funds frequently trade at a prices lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Investors who sell their Common Shares within a relatively short period after completion of the initial public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

Whether investors will realize a gain or loss upon the sale of the Fund's Common Shares will depend upon whether the market value of the Common Shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's Common Shares will be determined by factors such as the relative demand for and supply of the Common Shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

Derivatives

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares. If the Fund fails to maintain a required 200% asset coverage of the liquidation value of the outstanding preferred shares or if the Fund loses its expected rating on the preferred shares or fails to maintain other covenants, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund's preferred shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

Recent events

The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of similar events that may occur in the future on the U.S. economy.

Description of Preferred Shares

The following is a brief description of the material terms of the Preferred Shares. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the By-Laws, including the provisions thereof establishing the Preferred Shares. The By-Laws establishing the terms of the Preferred Shares have been filed as an exhibit to the Registration Statement of which this Prospectus is a part.

The Preferred Shares are preferred shares that entitle their holders to receive dividends when, as and if declared by the Fund's Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for successive Dividend Periods for each such series of Preferred Shares. The Applicable Rate for a particular Dividend Period for the Preferred Shares will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of Preferred Shares may participate in Auctions, although, except in the case of Special Dividend Periods of longer than 91 days, Beneficial Owners desiring to continue to hold all of their Preferred Shares regardless of the Applicable Rate resulting from Auctions need not participate in order to continue to hold their Preferred Shares. For an explanation of Auctions and the method of determining the Applicable Rate, see "The Auction" and "--DIVIDENDS AND DIVIDEND PERIODS."

The nominee of the Securities Depository is expected to be the sole holder of record of the Preferred Shares. Accordingly, each purchaser of Preferred Shares must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the Preferred Shares.

The Preferred Shares will rank on parity with each other and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each share of Preferred Shares carries one vote on matters on which Preferred Shares can be voted. When issued and sold, the Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and, except as discussed under "Certain provisions of the Agreement and Declaration of Trust and By-Laws," non-assessable. See "--Liquidation." The Preferred Shares will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive rights. The Preferred Shares will not be subject to any sinking fund but will be subject to redemption at the option of the Fund on any Dividend Payment Date for the Preferred Shares (except during the Initial Dividend Period) of such series at a redemption price of $25,000 per share plus accrued and unpaid dividends, and in the case of redemption during a Special Dividend Period any applicable premium. In certain circumstances, the Preferred Shares will be subject to mandatory redemption by the Fund at a redemption price of $25,000 per share plus accrued and unpaid dividends. See "--Redemption."

DIVIDENDS AND DIVIDEND PERIODS

General

The holders of Preferred Shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "--Calculation of Dividend Payment," payable on the dates set forth below. Dividends on the Preferred Shares so declared and payable will be paid in preference to and in priority over any dividends so declared and payable on the Common Shares. The following is a general description of dividends for the Preferred Shares.

Dividend periods

The Initial Dividend Period the Preferred Shares is _____ days in the case of Series A Preferred Shares and _____ in the case of Series B Preferred Shares. Any subsequent Dividend Period will generally be ______ days in the case of Series A Preferred Shares and ______ in the case of Series B Preferred Shares; provided, however, that prior to any

Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. See "Notification of Special Dividend Periods" below.

Dividend payment dates

Dividends on the Preferred Shares will be payable, when as and if declared by the Fund's Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the By-Laws and applicable law. Dividends are scheduled to be paid as follows (each, a "Dividend Payment Date"):

                        Initial Dividend Payment Date                       Subsequent Dividend Payment Dates
                        -----------------------------                       ---------------------------------

Series A                [________ ____, 2002]                               Every ___ Days
Series B                [________ ____, 2002]                               Every ___ Days

If dividends are payable on a day that is not a Business Day, then dividends will generally be payable on the next day if such day is a Business Day or as otherwise specified in the By-Laws. In addition, the Fund may specify different Dividend Payment Dates for any Special Dividend Period of more than _______ days in the case of Series A Preferred Shares and ______ in the case of Series B Preferred Shares provided that such dates shall be set forth in the notice of Special Dividend Period relating to such Special Dividend Period.

Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Fund in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

Calculation of dividend payment

The Fund computes the dividends per share payable on a series of Preferred Shares by multiplying the Applicable Rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the Dividend Period and the denominator will normally be 365. This rate is then multiplied by $25,000 to arrive at dividends per share.

Dividends on Preferred Shares will accumulate from the date of their original issue, which is [October ___, 2002]. The initial dividend rate is _____% in the case of Series A Preferred Shares and ___% in the case of Series B Preferred Shares. For each Dividend Period after the initial Dividend Period, the dividend rate will be the dividend rate for a series determined at Auction for such series, except that the dividend rate that results from an Auction will not be greater than the Maximum Applicable Rate described below.

The Maximum Applicable Rate for any regular Dividend Period will be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the applicable AA Composite Commercial Paper Rate. The AA Composite Commercial Paper Rate is the rate on commercial paper issued by corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the Auction Agent by certain commercial paper dealers designated by the Fund. In the case of a Special Dividend Period, the Maximum Applicable Rate will be specified by the Fund in the Notice of the Special Dividend Period for such Special Dividend Payment Period. The Applicable Percentage for the Preferred Shares is determined on the day that a Notice of a Special Dividend Period is delivered if the notice specifies a Maximum Applicable Rate for a Special Dividend Period. The Applicable Percentage will be determined based on the credit rating or ratings assigned to the Preferred Shares by Moody's. If Moody's does not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute Rating Agency.

-----------------------------------------------------------------------------------------------------------
                                   Applicable Percentage Payment Table
-----------------------------------------------------------------------------------------------------------
               Moody's Credit Ratings                                 Applicable Percentage
-----------------------------------------------------------------------------------------------------------
                                                               Series A                   Series B
-----------------------------------------------------------------------------------------------------------
                    Aa3 or higher                                            [___]%
-----------------------------------------------------------------------------------------------------------
                      A3 to A1                                               [___]%
-----------------------------------------------------------------------------------------------------------
                    Baa3 to Baa1                                             [___]%
-----------------------------------------------------------------------------------------------------------
                     Below Baa3                                              [___]%
-----------------------------------------------------------------------------------------------------------

Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any Auction. The Fund does not intend to establish any reserves for the payment of dividends.

Restrictions on dividends and other distributions

While any of the Preferred Shares are outstanding, the Fund, except as provided below, may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares. In addition, the Fund may not call for redemption or redeem any of its Common Shares. However, the Fund is not confined by the above restrictions if:

[arrow] immediately after such transaction, the Discounted Value of the Fund's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the value of the Fund's portfolio would be equal to or greater than the 1940 Act Preferred Shares Asset Coverage (see "Rating agency guidelines and asset coverage" below)

[arrow] full cumulative dividends on each series of Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent

[arrow] the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the By-Laws

The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, when the Fund has not paid dividends in full upon the Preferred Shares through the most recent dividend payment date or upon any other class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

Designation of Special Dividend Periods

Notification of Special Dividend Period. The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the Preferred Shares of a series will be a number of days (other than ____, in the case of the Series A Preferred Shares and other than ____ in the case of the Series B Preferred Shares), evenly divisible by seven, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period for a Dividend Period of greater than ____ days (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction for such series and unless full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full. Such Request for Special Dividend Period shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the Preferred Shares of that series.

After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period and (ii) the Specific Redemption Provisions, if any. The Fund has agreed to provide a copy of such Notice of Special Dividend Period to Moody's. The Fund will not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the

1940 Act Preferred Shares Asset Coverage or the Preferred Shares Maintenance Amount is not satisfied, on each of the two Business Days immediately preceding the Business Day prior to the relevant Auction Date or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. The Fund also shall provide a copy of such Notice of Revocation to Moody's. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a seven day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a seven day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a seven day Dividend Period.

Non-Payment Period; Late Charge. A "Non-Payment Period" for the Preferred Shares will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the Preferred Shares payable on such Dividend Payment Date, or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any Preferred Shares called for redemption, the redemption price per share of such Preferred Shares. Such Non-Payment Period will consist of the period commencing on and including the Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the Preferred Shares will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the Preferred Shares of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clause (ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the Preferred Shares, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, but not after the end of, a Non-Payment Period shall be a seven day Dividend Period. Any dividend on the Preferred Shares due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period (excluding any days that would have been Business Days but for the occurrence of any unforeseen event or unforeseen events that caused such days not to be Business Days) divided by 365, and in such case such period shall not constitute a Non-Payment Period; provided, however, that the Fund shall not be required to pay any late charge if it declares a dividend on the Dividend Payment Date or the Business Day immediately preceding such Dividend Payment Date in accordance with clause (i) of the definition of "Non-Payment Period" and deposits payment for such dividend as contemplated by clause (ii)(A) of the definition of "Non-Payment Period" on or before the second Business Day succeeding the day on which the dividend was declared. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any Preferred Shares on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same period before 12:00 noon, New York City time, on the next Business Day. The

"Non-Payment Period Rate" initially will be __% of the AA Composite Commercial Paper Rate, provided that the Board of Trustees shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees determines and Moody's (or any Substitute Rating Agency in lieu of Moody's in the event Moody's shall not rate the Preferred Shares) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the Preferred Shares.

Rating agency guidelines and asset coverage

The Fund is required under Moody's guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. The Preferred Shares Basic Maintenance Amount is the sum of
(a) the aggregate liquidation preference of the Preferred Shares then outstanding, together with the aggregate liquidation preference on any other series of preferred shares, and (b) certain accrued and projected dividend and other payment obligations of the Fund. Moody's has established guidelines for determining Discounted Value which are described in the Statement of Additional Information. The amount of discount from market value varies depending upon functions such as the type of issue, the maturity of the instrument and the issuer's credit rating. The Moody's guidelines also impose certain diversification requirements on the Fund's portfolio and other limitations on the Fund's investments. To the extent any particular portfolio holding does not satisfy Moody's guidelines, all or a portion of the holding's value will not be included in the calculation of Discounted Value (as defined by Moody's). The Moody's guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio.

The Fund will be required under the By-Laws to maintain, with respect to the Preferred Shares, as of the last Business Day of each month in which any Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares of beneficial interest in the Fund, including the Preferred Shares (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act Preferred Shares Asset Coverage"). If the Fund fails to maintain 1940 Act Preferred Shares Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the Preferred Shares. See "--Redemption" below.

The 1940 Act Preferred Shares Asset Coverage immediately following the issuance of Preferred Shares offered hereby (after giving effect to the deduction of the sales load and offering expenses for the Preferred Shares), computed using the Fund's net assets as of [September 30, 2002], and assuming the Preferred Shares with an aggregate liqudation preferred of $______ million had been issued as of such date, will be as follows:

         Value of Fund assets less liabilities not
              constituting senior securities
-------------------------------------------          =        ----------------  =       ----%
       Senior securities representing indebtedness plus
      liquidation value of the shares of Preferred Shares

In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of Moody's or a Successor Rating Agency, the Fund will be required by the By-Laws to redeem shares of Preferred Shares as described under "Redemption -- Mandatory Redemption" below.

The Moody's guidelines restrict the Fund's use of some types of investment strategies. For example, the guidelines, among other restrictions, limit the Fund's use of futures, options and other derivative transactions for hedging, leveraging or investment purposes, restrict the use of forward commitments and similar transactions and limit the percentage of the Fund's assets that may be invested in any one issuer or type or class of issuer.

The Moody's guidelines also prohibit the Fund from taking certain types of actions unless it has received written confirmation from Moody's that such actions would not impair the ratings then assigned to the Preferred Shares. These include restrictions on borrowing money, engaging in short sales, lending portfolio securities, issuing any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund or merging or consolidating into or with any other entity.

The restrictions in the Moody's guidelines may limit the Fund's ability to make investments that the Adviser believes would benefit the Fund. The descriptions of the Moody's guidelines in this section and in "Description of Preferred Shares - Asset Maintenance" are summaries only and are not complete. The Moody's guidelines described in greater detail in the Statement of Additional Information are set forth in their entirety in the By-Laws, which have been filed as an exhibit to the Registration Statement of which this Prospectus is a part.

The Fund may, but is not required to, adopt any modifications to Moody's guidelines that may hereafter be established by Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings assigned to the Preferred Shares or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event such rating agency is no longer rating the Preferred Shares or the Fund receives written confirmation from Moody's or a Successor Rating Agency that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares.

As described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The Moody's guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's by the Fund and/or the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a Moody's.

The Moody's guidelines will apply to the Preferred Shares only so long as Moody's is rating Preferred Shares. The Fund will pay certain fees to Moody's for rating the Preferred Shares. The Fund may at some future time seek to have the Preferred Shares rated by an additional or Substitute Rating Agency.

REDEMPTION

Mandatory Redemption

The Fund is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) asset coverage of at least 200% of the value of senior securities of the Fund which are equity shares, including the Preferred Shares (1940 Act Preferred Shares Asset Coverage). Eligible portfolio securities for purposes of the Preferred Shares Basic Maintenance Amount and their Discounted Value will be determined from time to time by the rating agencies then rating the Preferred Shares. The guidelines currently in effect are described under "Rating agency guidelines and asset coverage" and in the Statement of Additional Information. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Fund must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the Fund's Board of Trustees specifies out of legally available funds, in accordance with the Agreement and Declaration of Trust, the By-Laws and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding series of Preferred Shares. The mandatory redemption will be limited to the number of Preferred Shares necessary, after giving effect to such redemption, to cause the Discounted Value of the Fund's portfolio to equal or exceed the Preferred Shares Basic Maintenance Amount, and the value of the Fund's portfolio to equal or exceed the 1940 Act Preferred Shares Asset Coverage. In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of Preferred

Shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the series of Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement. If fewer than all outstanding Series of shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable. The mandatory redemption will be limited to the number of Preferred Shares and any other preferred shares necessary to restore the required Discounted Value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

Optional redemption

To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may, without the consent of the holders of Preferred Shares, redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares of such series by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, including all outstanding preferred shares, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding preferred shares.

Liquidation

If the Fund is liquidated, the holders of any series of outstanding Preferred Shares will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to the holders of common shares. The holders of Preferred Shares will be entitled to receive these amounts from the assets of the Fund available for distribution to its shareholders. In addition, the rights of holders of Preferred Shares to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts as described, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Fund.

For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

o    the sale of all or substantially all the property or business of the Fund;

o the merger or consolidation of the Fund into or with any other business trust or corporation; or

o the merger or consolidation of any other business trust or corporation into or with the Fund.

In addition, none of the foregoing would result in the Fund being required to redeem any Preferred Shares if after such transaction the Fund continued to comply with the rating agency guidelines and asset coverage ratios.

Voting Rights

Except as otherwise provided in this Prospectus or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

Holders of outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by holders of Common Shares and preferred shares, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including Preferred Shares, is that the number of Trustees constituting the Board will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including Preferred Shares, as described above, would constitute a majority of the Board. The holders of preferred shares, including Preferred Shares, will be entitled to elect that smallest number of additional Trustees at a special meeting of shareholders as soon as possible and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional Trustees elected by the holders of preferred shares, including Preferred Shares, will automatically terminate.

As long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time (voting together as a separate class):

     (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares or any other preferred shares, unless, in the case of preferred shares on a parity with the Preferred Shares, the Fund obtains written confirmation from Moody's (if Moody's is then rating preferred shares) or any Substitute Rating Agency (if any such Substitute Rating Agency is then rating the Preferred Shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

     (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust, or the By-Laws, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the Preferred Shares or holders of Preferred Shares; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

     (c) authorize the Fund's conversion from a closed-end to an open-end investment company;

     (d) amend the provisions of the Agreement and Declaration of Trust, which provide for the classification of the Board of Trustees of the Fund into three classes, each with a term of office of three years with only one class of Trustees standing for election in any year; or

     (e) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the Preferred Shares.

So long as any shares of the Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66-2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

To the extent permitted under the 1940 Act, the Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust, or the By-Laws, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Agreement and Declaration of Trust, or the By-Laws, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. However, to the extent permitted by the Agreement and Declaration of Trust, or the By-Laws, no vote of holders of Common Shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of Common Shares will not be entitled to vote in respect of such matters unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of Common Shares expressly set forth in the Agreement and Declaration of Trust.

The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

The Auction

General

Holders of the Preferred Shares will be entitled to receive cumulative cash dividends on their Preferred Shares when, as and if declared by the Fund's Board of Trustees, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period for each series and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of ____ days in the case of Series A Preferred Shares and ___ days in the case of Series B Preferred Shares, subject to certain exceptions set forth under "Description of the Preferred Shares--DIVIDENDS--General"), at the rate per annum equal to the Applicable Rate for each such Dividend Period.

The provisions of the By-Laws establishing the terms of the Preferred Shares offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period for each series will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the Auction Procedures set forth in the By-Laws in which persons determine to hold or offer to purchase or sell the Preferred Shares. The Auction Procedures are attached as Appendix C to the Statement of Additional Information. Each periodic operation of such procedures with respect to the Preferred Shares is referred to herein as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the Preferred Shares called for redemption, the Applicable Rate for the Preferred Shares will be determined as set forth under "--Dividends--Non-Payment Period; Late Charge."

AUCTION AGENCY AGREEMENT

The Fund will enter into the Auction Agency Agreement with the Auction Agent (currently, [________________]) which provides, among other things, that the Auction Agent will follow the Auction Procedures to determine the Applicable Rate for the Preferred Shares. The Fund will pay the Auction Agent compensation for its services under the Auction Agency Agreement.

The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agency Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund no earlier than 60 days after delivery of said notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that, prior to removal, the Fund has entered into a replacement agreement with a successor Auction Agent.

BROKER-DEALER AGREEMENTS

Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements with several Broker-Dealers, or other entities permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares.

The Auction Agent will pay to each Broker-Dealer after each Auction, from funds provided by the Fund, a service charge at the annual rate of [0.___%] of the liquidation preference ($25,000 per share) of the Preferred Shares held by a Broker-Dealer's customer upon settlement in an Auction.

The Fund may request that the Auction Agent terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after termination of the agreement, provided that the Broker Dealer Agreement with UBS Warburg LLC may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

SECURITIES DEPOSITORY

The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the Preferred Shares. All of the shares of Preferred Shares initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such Preferred Shares will be subject to the provisions restricting transfers of Preferred Shares, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such Preferred Shares. See Appendix C (Auction Procedures) to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the Preferred Shares held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of Preferred Shares will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Auction Procedures set forth in Appendix C to the Statement of Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix D to the Statement of Additional Information.

Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders

Prior to the submission deadline on each Auction Date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a Beneficial Owner of Preferred Shares may submit the following types of orders with respect to that Broker-Dealer:

1. Hold Order -- indicating its desire to hold Preferred Shares without regard to the Applicable Rate for the next Dividend Period.

2. Bid -- indicating its desire to sell Preferred Shares at $25,000 per share if the Applicable Rate for the next Dividend Period is less than the rate or spread specified in the bid.

3. Sell Order -- indicating its desire to sell Preferred Shares at $25,000 per share without regard to the Applicable Rate for the next Dividend Period.

A Beneficial Owner may submit different types of orders to its Broker-Dealer with respect to different shares of Preferred Shares then held by the Beneficial Owner. A Beneficial Owner that submits its bid to its Broker-Dealer having a rate higher than the Maximum Applicable Rate on the Auction Date will be treated as having submitted a sell order to its Broker-Dealer. A Beneficial Owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a Beneficial Owner fails to submit an order to its Broker-Dealer for an Auction relating to a Dividend Period of more than 91 days such Beneficial Owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Holder as discussed below.

A Potential Holder is either a customer of a Broker-Dealer that is not a Beneficial Owner of a series of Preferred Shares but that wishes to purchase Preferred Shares or that is a Beneficial Owner that wishes to purchase additional Preferred Shares. A Potential Holder may submit Bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the Applicable Rate for Preferred Shares for the next Dividend Period is not less than the specified rate in such Bid. A Bid placed by a Potential Holder of Preferred Shares specifying a rate higher than the Maximum Rate for Preferred Shares on the Auction Date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and Potential Holders to the Auction Agent. They will designate themselves (unless otherwise permitted by the Fund) as Existing Holders of Preferred Shares subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as Potential Holders of Preferred Shares subject to orders submitted to them by Potential Holders. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or Potential Holder. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any Preferred Shares held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

There are Sufficient Clearing Bids in an Auction if the number of Preferred Shares subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for Potential Holders with rates or spreads equal to or lower than the Maximum Applicable Rate is at least equal to or exceeds the sum of the number of Preferred Shares subject to sell orders and the number of shares subject to bids specifying rates or spreads higher than the Maximum Applicable Rate submitted or deemed submitted to the Auction Agent by Broker-Dealers for Existing Holders. If there are Sufficient Clearing Bids, the Applicable Rate for the next succeeding Dividend Period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the Preferred Shares available for purchase in the Auction.

If there are not Sufficient Clearing Bids, the Applicable Rate for the next Dividend Period will be the Maximum Rate on the Auction Date. However, if the Fund has declared a Special Dividend Period and there are not Sufficient Clearing Bids, the election of a Special Dividend Period will not be effective and the Applicable Rate for the next Dividend Period will be the same as during the Dividend Period. If there are not Sufficient Clearing Bids, Beneficial Owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the Auction all Preferred Shares subject to such sell orders. If all of the applicable outstanding Preferred Shares are the subject of submitted hold orders, then the Dividend Period and the Applicable Rate for the next Dividend Period will be the 7-day AA Composite Commercial Paper Rate.

The Auction Procedures include a pro rata allocation of shares for purchase and sale which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Preferred Shares that is different than the number specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

The Auctions for Series A Preferred Shares will normally be held every _____ days, and each subsequent Dividend Period will normally begin on the following Business Day. The Auctions for Series B Preferred Shares will normally be held every ___ days, and each subsequent Dividend Period will normally begin on the following Business Day.

If an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period will be the Auction Rate determined on the previous Auction Date.

If a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

[arrow] the Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Fund and its paying agent, if any, can pay the dividend

[arrow] the affected Dividend Period will end on the day it otherwise would have ended

[arrow] the next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended

The following is a simplified example of how a typical Auction works. Assume that the Fund has 1,000 outstanding Preferred Shares and three Existing Holders. The three Existing Holders and three Potential Holders submit orders through Broker-Dealers at the Auction:

Existing Holder A....................    Owns 500 shares, wants to sell all     Bid order of 2.1% rate for all
                                         500 shares if Auction Rate is less     500 shares
                                         than 2.1%

Existing Holder B....................    Owns 300 shares, wants to hold         Hold order -- will take the Auction
                                                                                Rate

Existing Holder C....................    Owns 200 shares, wants to sell all     Bid order of 1.9% rate for all
                                         200 shares if Auction Rate is less     200 shares
                                         than 1.9%

Potential Holder D...................    Wants to buy 200 shares                Place order to buy at or above 2.0%

Potential Holder E...................    Wants to buy 300 shares                Place order to buy at or above 1.9%

Potential Holder F...................    Wants to buy 200 shares                Place order to buy at or above 2.1%

The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 1.0%. Existing Holders B and C will continue to own their shares. Existing Holder A will sell its shares because A's Auction Rate bid was higher than the dividend rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Auction Rate. Potential Holder F will not buy any shares because its bid rate was above the dividend rate.

Submission of Orders by Broker-Dealers to Auction Agent

Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all Orders obtained by it for the Auction for a series of Preferred Shares to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the Preferred Shares subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline for any Auction Date, shall be irrevocable.

If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of one-percent. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of Preferred Shares held by such Existing Holder, such Orders will be considered valid in the following order of priority:

(i) any Hold Order will be considered valid up to and including the number of outstanding Preferred Shares held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of Preferred Shares subject to such Hold Orders exceeds the number of outstanding Preferred Shares held by such Existing Holder, the number of Preferred Shares subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding Preferred Shares held by such Existing Holder;

(ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding Preferred Shares held by such Existing Holder over the number of outstanding Preferred Shares subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

(iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding Preferred Shares held by such Existing Holder over the sum of the number of Preferred Shares subject to Hold Orders referred to in clause (i) above and the number of Preferred Shares subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of Preferred Shares subject to such Sell Orders is greater than such excess, the number of Preferred Shares subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of Preferred Shares equal to such excess.

If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of Preferred Shares therein specified.

Notification of results; settlement

The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related Preferred Shares by telephone or through the Auction Agent's auction processing system at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling Preferred Shares as a result of the Auction and will advise each customer purchasing or selling Preferred Shares to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling Preferred Shares as a result of an Auction fails to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable

Rate for the next Dividend Period for the Preferred Shares. The Auction Agent will record each transfer of Preferred Shares on the record book of Existing Holders to be maintained by the Auction Agent.

In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of Preferred Shares as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to Preferred Shares shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the Preferred Shares are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

If any Existing Holder selling Preferred Shares in an Auction fails to deliver such Preferred Shares, the Broker-Dealer of any person that was to have purchased Preferred Shares in such Auction may deliver to such person a number of whole Preferred Shares that is less than the number of Preferred Shares that otherwise was to be purchased by such person. In such event, the number of Preferred Shares to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of Preferred Shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Potential Beneficial Owner or their respective Agent Members to deliver Preferred Shares or to pay for Preferred Shares purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of Preferred Shares placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of [0.25%] of the purchase price of the Preferred Shares placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such Preferred Shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such Preferred Shares as a result of the Auction or (C) a Submitted Hold Order.

The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-dealer submits an Order for its own account in any Auction of Preferred Shares, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Secondary market trading and transfers of Preferred Shares

The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares will not be registered on any stock exchange or on the Nasdaq national market.

Investors who purchase Preferred Shares in an Auction (particularly if the Fund has declared a Special Dividend Period) should note that because the dividend rate on such shares will be fixed for the length of that Dividend

Period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction thereof, depending on market conditions.

A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

[arrow] pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures

[arrow]   to a Broker-Dealer

[arrow] to such other persons as may be permitted by the Fund; provided, however, that a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the Existing Holder of the shares; and in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made will advise the Auction Agent of such transfer

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations during the past five years, are listed in the statement of additional information. Each of the Trustees serves as a Trustee of each of the other leveraged closed-end investment companies for which the Adviser acts as investment adviser.

INVESTMENT ADVISER

The Fund has contracted with John Hancock Investment Advisers, LLC to act as its investment adviser. The Adviser serves as the investment adviser to the Patriot Group of Trusts, consisting of Patriot Premium Dividend Fund I, Patriot Premium Dividend Fund II, Patriot Select Dividend Trust, Patriot Preferred Dividend Fund and Patriot Global Dividend Fund, all leveraged dual-class, closed-end investment companies. The Adviser was organized in 1968 and has, as of June 30, 2002 approximately $____ billion in assets under management, of which $____ billion is in closed-end investment companies. The Adviser is an indirect wholly-owned subsidiary of John Hancock Financial Services, Inc., a financial services company.

The Adviser has been managing closed-end funds since it was first established in 1968 and has a long history of delivering strong performance through several market cycles. The Adviser uses a total team approach in which portfolio managers and analysts work together to research and identify investment opportunities resulting in a free-flowing exchange of ideas. Although each of the funds in the Patriot Group of Funds has different investment policies, the Adviser employs its strategic investment analysis for the funds in a manner similar to that which the Adviser utilizes for the Fund.

The Adviser is an industry leader in preferred stock fund management and is the only firm to actively manage six closed-end preferred stock funds. The Adviser employs a team of seasoned investment professionals to manage the Fund. This experienced team has been successful in managing preferred assets through John Hancock's similarly structured Patriot group of funds as well as open-end funds and institutional portfolios. The team consists of 59 professionals with an average of 16 years of investment experience. In addition to developing a structured process to manage interest-rate risk, the management team has produced a proven track record in using various techniques to maintain level dividends.

Under the terms of an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Fund has retained the Adviser to provide overall investment advice and to manage the investment of the Fund's assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating research, economic and statistical data and, subject to the supervision of the Board of Trustees, for formulating and implementing investment programs in furtherance of the Fund's investment objective. The Adviser furnishes to the Fund the services of such members of its organization as may be duly elected officers of the Fund. The Adviser will not be liable to the Fund except for willful malfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations.

The Adviser also provides administrative services to the Fund (to the extent such services are not provided to the Fund pursuant to other agreements) including (a) providing supervision of the Fund's non-investment operations, (b) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging for the preparation, at the Fund's expense, of the Fund's tax returns, reports to shareholders and reports filed with the Securities and Exchange Commission and other regulatory authorities,
(d) providing the Fund with adequate office space and certain related office equipment and services, and (e) maintaining all of the Fund's records other than those maintained pursuant to such other agreements.

Compensation and Expenses

For its advisory and administrative services, the Fund accrues and pays to the Adviser daily, as compensation for the services rendered and expenses paid by it, a fee on an annual basis equal to 0.75% of the Fund's average daily managed assets. Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The Adviser has contractually agreed to waive a portion of its advisory fees. The Adviser has agreed that, until the fifth anniversary of investment advisory agreement, the Adviser will limit its advisory fee to 0.55% of average daily managed assets, in the sixth year the Adviser will limit its advisory fee to 0.60% of average daily managed assets, in the seventh year the Adviser will limit its advisory fee to 0.65% of average daily managed assets, and in the eighth year the Adviser will limit its advisory fee to 0.70% of average daily managed assets.

Portfolio managers

Day-to-day management of the Fund's portfolio is the responsibility of a team of portfolio managers led by Gregory K. Phelps, Mark T. Maloney and Barry H. Evans.

Gregory K. Phelps is Vice President and Portfolio Manager with over 21 years of experience. He has extensive expertise in managing preferred securities within closed-end funds and in researching securities in the utility, bank, and oil and gas industries.

Mark T. Maloney is a Senior Equity Research Officer and Assistant Portfolio Manager with over 20 years of experience focusing on electric utilities, gas distribution and local distribution companies.

Barry H. Evans, CFA, is Senior Vice President and Chief Fixed Income Officer at John Hancock Advisers, LLC. He oversees fixed-income strategies, which include both corporate high-grade and high-yield mandates. He has 16 years of investment experience.

SHAREHOLDER SERVICING AGENT

The Adviser has retained UBS Warburg LLC to act as shareholder servicing agent for the Fund. Pursuant to an agreement between the Adviser and UBS Warburg LLC, UBS Warburg LLC will perform certain shareholder relations services for the Fund and the Adviser, including making available public information pertaining to the Fund and communicating to investors the Fund's features and benefits, making available to investors market price, net asset value, yield and other information regarding the Fund, and providing certain economic research and statistical information and reports. In consideration of these services, the Adviser will pay UBS Warburg LLC a fee equal on an annual basis to 0.10% of the Fund's average daily managed assets. This fee will be an expense of the Adviser and not the Fund.

Net asset value

The Fund calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

The Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or, in the opinion of the Adviser, are not representative of the true market value, the fair value of a security may be determined in accordance with procedures approved by the Trustees. Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if, in the opinion of the Adviser, any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees. Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's net asset value. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that Trustees believe accurately reflects fair value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest.

U.S. federal income tax matters

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of Preferred Shares. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax.

Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but there can be no assurance that the Fund's distributions will be sufficient to avoid this tax entirely.

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund intends to take the position that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than capital gain dividends, as described below). This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

Dividends paid out of the Fund's current or accumulated earnings and profits generally will be taxable as ordinary income except as described below. Distributions of net capital gain (if any) that are designated by the Fund as capital gain dividends will be treated as long-term capital gains without regard to the length of time the shareholder has held shares of the Fund. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute a capital gain to the shareholder. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income (including ordinary income and capital gains). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, the Fund intends to designate distributions made to the common shareholders and the preferred shareholders of particular types of income in accordance with each such class's proportionate shares of such income.

If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Distributions from the Fund to its corporate shareholders are not expected to qualify for the 70% corporate Dividends Received Deduction to the extent of the income received by the Fund from its investment in taxable preferred securities. See "Taxable Preferred Securities."

Sales and other dispositions of Preferred Shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares (including a redemption of Preferred Shares) is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Preferred Shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss.

Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event a shareholder acquires other shares in the Fund (including those acquired pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information, which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

Description of shares

The Fund is authorized to issue an unlimited number of Common Shares. The Fund is also authorized to issue an unlimited number of preferred shares. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement and Declaration of Trust and By-laws to reflect the terms of any such class or series, including any class of preferred shares. The Fund is also authorized to issue other securities, including debt securities.

Under Massachusetts law, shareholders of the Fund, including holders of the Common Shares and any preferred shares, could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

The Agreement and Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for actions or failures to act. Nothing in the Agreement and Declaration of Trust, however, protects a Trustee against any liability to which such Trustee may be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's office.

COMMON SHARES

Common Shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Common Shareholders upon liquidation of the Fund. Common Shareholders are entitled to one vote for each share held.

So long as any shares of the Fund's preferred shares are outstanding, including the Preferred Shares, holders of Common Shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Leverage."

The Fund will send unaudited reports at least semiannually and audited annual financial statements to all of its shareholders.

Certain provisions of the Agreement and Declaration of Trust and By-Laws

The Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Agreement and Declaration of Trust requires a vote by holders of at least 75% of the outstanding common and preferred shares, voting together as a single class, to authorize:

[arrow] a conversion of the Fund from a closed-end to an open-end investment company

[arrow] a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund

[arrow] a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities)

[arrow] in certain circumstances, a termination of the Fund, or a series or class of the Fund

[arrow]   a removal of Trustees by shareholders, and then only for cause unless, with respect to the forgoing (other than the removal of Trustees), such transaction has already been authorized by the affirmative vote of 75% of the total number of Trustees fixed in accordance with the Agreement and Declaration of Trust or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's common and preferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a Trustee, when the Trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding common shares and preferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of the Fund's preferred shares, the action in question will also require the affirmative vote of the holders of at least 75% of the outstanding preferred shares, voting as a separate class, or, if such action has been authorized by the affirmative vote of 75% of the total number of Trustees fixed in accordance with the Agreement and Declaration of Trust or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's outstanding preferred shares, voting as a separate class.

The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of the Fund's preferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Agreement and Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders.

The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one third of the Board of Trustees is elected by shareholders each year.

The provisions of the Agreement and Declaration of Trust described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

The Fund's By-laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the By-laws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the By-laws.

Underwriting

The underwriters named below (the "Underwriters"), acting through UBS Warburg LLC, as lead manager, and [ ] as their representatives (together with the lead manager, the "Representatives") have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Manager, to purchase from the Fund the number of Preferred Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such Preferred Shares if any are purchased.

   Underwriter                                              Number of Preferred Shares
   -------------------------------------------------------- ----------------------------------
   UBS Warburg LLC


         Total..........................................    _____________

The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation the receipt by the Underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of a Aa rating on the Preferred Shares by Moody's as of the time of the offering. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any of the shares. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.

The Underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not in excess of $[___] per share. The sales load the Fund will pay of $[___] per share is equal to [____]% of the initial offering price of the Preferred Shares. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $[___] per share on sales to certain other dealers. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any shares purchased in the initial public offering on or before [_______], 2002.

The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the Underwriters, or their affiliates, may act as counterparty in connection with the interest rate transactions described above after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

The principal business address of UBS Warburg LLC is 299 Park Avenue, New York, New York 10171.

The settlement date for the purchase of the Preferred Shares will be [_____], 2002, as agreed upon by the Underwriters, the Fund and the Adviser pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

As described above under "Management of the Fund," UBS Warburg LLC will provide shareholder services to the Fund pursuant to a shareholder servicing agreement with the Adviser.

VALIDITY OF PREFERRED SHARES

Certain legal matters in connection with the shares offered hereby are passed on for the Fund by Hale and Dorr LLP, Boston, Massachusetts. Certain matters have been passed upon for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois and its affiliates.

TABLE OF CONTENTS FOR
STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----

Organization of the Fund...................................................  2
Investment Objectives and Policies.........................................  2
Investment Restrictions....................................................  15
Those Responsible for Management...........................................  16
Investment Advisory and Other Services.....................................  23
Additional Information Concerning the Auctions for the Preferred Shares....  25
Rating Agency Guidelines...................................................  26
Net Asset Value............................................................  34
Brokerage Allocation.......................................................  34
U.S. Federal Income Tax Matters............................................  37
Performance................................................................  41
Custody of Portfolio.......................................................  41
Independent Auditors.......................................................  41
Additional Information.....................................................  41
Appendix A - More About Risk...............................................  A-1
Appendix B -- Description of Ratings.......................................  B-1
Appendix C - Auction Procedures............................................  C-1
Appendix D - Settlement Procedures.........................................  D-1
Financial Statements and Independent Auditors' Report......................  F-1

Glossary

"'AA' Composite Commercial Paper Rate" on any valuation date, means [         ].

"Agent Member" means a member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more Preferred Shares or on behalf of a Potential Beneficial Owner.

"Applicable Percentage" has the meaning specified under "Description of Preferred Shares - Dividends and Dividend Periods" in this Prospectus.

"Applicable Rate" means the rate per annum at which cash dividends are payable on Preferred Shares for any Dividend Period.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agency Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Agent" means __________ unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the Preferred Shares.

"Auction Date" has the meaning specified under "The Auction" in this Prospectus.

"Auction Procedures" means the procedures for conducting Auctions set forth in Appendix C to the Statement of Additional Information.

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of Preferred Shares or a Broker-Dealer that holds Preferred Shares for its own account.

"Bid" has the meaning specified under "The Auction--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Bidder" has the meaning specified under " The Auction --Auction
Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Broker-Dealer" has the meaning specified under " The Auction --Broker-Dealer Agreements" in this Prospectus.

"Broker-Dealer Agreement" has the meaning specified under " The Auction --Broker-Dealer Agreements" in this Prospectus.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

"By-Laws" means the By-Laws of the Fund as amended, specifying, in part, the powers, preferences and rights of the Preferred Shares.

"Common Shares" means the common shares of beneficial interest, no par value, of the Fund.

"Cure Date" has the meaning specified under "Description of Preferred Shares--Redemption--Mandatory Redemption" in this Prospectus.

"Date of Original Issue" means, with respect to any share of Preferred Shares, the date on which such share first is issued by the Fund.

"Dividend Payment Date" has the meaning specified under "Description of Preferred Shares--Dividends and Dividend Periods--General" in this Prospectus.

"Dividend Period" has the meaning specified under "Description of Preferred Shares--Dividends and Dividend Periods --General" in this Prospectus.

"Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of Preferred Shares in the records of the Auction Agent.

"Extension Period" has the meaning specified under "Description of Preferred Shares--Dividends and Dividend Periods --Notification of Dividend Period" in this Prospectus.

"Hold Order" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Initial Dividend Payment Date" means, with respect to a series of Preferred Shares, the Initial Dividend Payment Date as determined by the Board of Trustees or pursuant to their delegated authority with respect to such series.

"Initial Dividend Period" means, for each series of Preferred Shares, the period from and including the Date of Original Issue but excluding the Initial Dividend Payment Date.

"Maximum Applicable Rate" has the meaning specified under "Description of Preferred Shares--Dividends and Dividend Periods--Calculation of Dividend Payment" in this Prospectus.

"Moody's" means Moody's Investors Service, Inc. or its successors.

"1940 Act Preferred Shares Asset Coverage" has the meaning specified under "Rating agency guidelines" in this Prospectus.

"1940 Act Cure Date" has the meaning specified under "Description of Preferred Shares--Asset Maintenance--1940 Act Preferred Shares Asset Coverage" in this Prospectus.

"Non-Call Period" has the meaning set forth in the definition of "Specific Redemption Provisions" below.

"Non-Payment Period" has the meaning specified under "Description of Preferred Shares--Dividends-Non-Payment Period; Late Charge" in this Prospectus.

"Non-Payment Period Rate" has the meaning specified under "Description of Preferred Shares-- Dividends and Dividend Periods --Non-Payment Period; Late Charge" in this Prospectus.

"Normal Dividend Payment Date" has the meaning specified under "Description of Preferred Shares-- Dividends and Dividend Periods --General" in this Prospectus.

"Notice of Revocation" has the meaning specified under "Description of Preferred Shares-- Dividends and Dividend Periods --Notification of Dividend Period" in this Prospectus.

"Notice of Special Dividend Period" has the meaning specified under "Description of Preferred Shares-- Dividends and Dividend Periods --Notification of Dividend Period" in this Prospectus.

"Optional Redemption Price" has the meaning specified under "Description of Preferred Shares--Redemption--Optional Redemption" in this Prospectus.

"Order" has the meaning specified under "Description of Preferred
Shares--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional Preferred Shares.

"Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring Preferred Shares (or, in the case of an Existing Holder, additional Preferred Shares).

"Preferred Shares" means the Auction Preferred Shares with no par value per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of the Fund.

"Preferred Shares Basic Maintenance Amount" has the meaning specified under "Description of Preferred Shares--Asset Maintenance--Preferred Shares Basic Maintenance Amount" in this Prospectus.

"Preferred Shares Basic Maintenance Cure Date" has the meaning specified under "Description of Preferred Shares--Asset Maintenance--Preferred Shares Basic Maintenance Amount" in this Prospectus.

"Premium Call Period" has the meaning set forth in the definition of "Specific Redemption Provisions" below.

"Request for Special Dividend Period" has the meaning specified under "Description of Preferred Shares-- Dividends and Dividend Periods --Notification of Dividend Period" in this Prospectus.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

"Sell Order" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Special Dividend Period" has the meaning specified under "Prospectus summary--Dividends on Preferred Shares" in this Prospectus.

"Specific Redemption Period" means, with respect to a Special Dividend Period, either, or both of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the Preferred Shares subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the Preferred Shares subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.

"Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

"Substitute Rating Agency" shall mean a nationally recognized statistical rating organization selected by UBS Warburg LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their respective affiliates and successors, after consultation with the Fund, to act as a substitute rating agency to determine the credit ratings of the Preferred Shares.

"Sufficient Clearing Bids" has the meaning specified in Subsection ____ of the Auction Procedures.

[LOGO]

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS PERMITTED.

                 SUBJECT TO COMPLETION DATED SEPTEMBER ___, 2002

                       JOHN HANCOCK PREFERRED INCOME FUND

                       Statement of Additional Information

                             ________________, 2002

     John Hancock Preferred Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information provides information about the Fund in addition to the information that is contained in the Fund's current Prospectus, dated ____, 2002 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing preferred shares, is not a prospectus and investors should obtain and read the Prospectus prior to purchasing common shares. A copy of the Prospectus can be obtained free of charge by writing or telephoning:

                           John Hancock Advisers, LLC
                       Closed-End Fund Product Management
                        101 Huntington Avenue, 12th Floor
                                Boston, MA 02199
                                 1-800-225-6020

     You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).

                                TABLE OF CONTENTS

Organization of the Fund.......................................................2
Investment Objectives and Policies.............................................2
Investment Restrictions.......................................................15
Those Responsible for Management..............................................16
Investment Advisory and Other Services........................................23
Additional Information Concerning the Auction for the Preferred Shares........25
Rating Agency Guidelines......................................................26
Net Asset Value...............................................................34
Brokerage Allocation..........................................................34
U.S. Federal Income Tax Matters...............................................37
Performance...................................................................41
Custody of Portfolio..........................................................41
Independent Auditors..........................................................41
Additional Information........................................................41
Appendix A - More About Risk.................................................A-1
Appendix B - Description of Ratings..........................................B-1
Appendix C - Auction Procedures..............................................C-1
Appendix D   Settlement Procedures...........................................D-1
Financial Statements.........................................................F-1

                            ORGANIZATION OF THE FUND

     The Fund is a diversified, closed-end investment management company organized as a Massachusetts business trust on June 27, 2002 under the laws of The Commonwealth of Massachusetts as John Hancock Preferred Equity Income Fund. On August 22, 2002, the Fund changed its name to John Hancock Preferred Income Fund.

     John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

                       INVESTMENT OBJECTIVES AND POLICIES

     The following information supplements the discussion of the Fund's investment objectives and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objectives are non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objectives.

     The Fund's primary investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund's secondary investment objective is to provide growth of capital to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing in securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

     Portfolio contents. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus borrowing for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. The Fund will invest at least 80% of its total assets in preferred securities and other fixed income securities which are rated investment grade (i.e., at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Rating Group ("S&P")) or in unrated securities determined by the Adviser to be of comparable quality. The Fund may invest up to 20% of its total assets in (i) preferred securities or other fixed income securities rated below investment grade or unrated preferred securities or unrated fixed income securities determined by the Adviser to be of comparable quality, and (ii) common stocks or other equity securities that are not considered preferred securities. The weighted average credit rating of the Fund's portfolio of preferred securities and other fixed income securities will be at least investment grade. The Fund intends to invest primarily in fully taxable preferred securities. The Fund's portfolio may include both fixed rate and adjustable rate securities. The allocation of the Fund's assets in various types of preferred, debt and equity securities may vary from time to time depending on the Adviser's assessment of market conditions.

     The Adviser will perform its own investment analysis when making investment decisions for the Fund and will not rely solely on the ratings assigned to rated securities. Securities ratings are based largely on an issuer's historical financial information and each rating agency's investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating indicates. The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest or dividend rates. The Adviser will also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, current yield and price stability.

     Industry and issuer concentration. The Fund intends to emphasize investments in preferred securities issued or guaranteed by U.S. corporations in the utilities sector and will be subject to certain risks due to such emphasis. The Fund will not invest 25% or more of its total assets in any one industry, except that the Fund will invest 25% or more of its total assets in the industries comprising the utilities sector. The Fund will allocate its investments among industry sectors and among issuers in such sectors, based on the Adviser's evaluation of market and economic conditions.

     Foreign securities. Although the Fund will invest primarily in the securities of U.S. issuers, the Fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the United States that are traded or denominated in U.S. dollars.

     Illiquid securities. The Fund may invest up to 20% of its total assets in illiquid securities, which are securities that can not be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities. The Fund may invest in securities that are sold in direct private placement transactions and are neither listed on an exchange nor traded in the over-the-counter market.

     Other securities. Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents or may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

     Traditional Fixed Rate Preferred Stock. Traditional fixed rate preferred stocks have fixed dividend rates for the life of the issue and typically pay dividends that qualify for the dividend received deduction. These securities can be perpetual with no maturity date or subject to mandatory redemptions such as through a sinking fund. Certain fixed rate preferred stocks have features intended to provide some degree of price stability. These features may include an auction mechanism at some specified future date. The auction feature is normally intended to enhance the probability that a preferred stock shareholder will be able to dispose of his holdings close to a pre-specified price, typically equal to par or stated value. Other price stability mechanisms include convertibility into an amount of common equity of the same issuer at some specified future date, typically in amounts not greater than par value of the underlying preferred stocks. Another common form of fixed rate preferred stock is the traditional convertible preferred stock, which permits the holder to convert into a specified number of shares at the holder's option at any time prior to some specified date.

     Adjustable Rate Preferred Stock. Unlike traditional fixed rate preferred stocks, adjustable rate preferred stocks are preferred stocks that have a dividend rate that adjusts periodically to reflect changes in the general level of interest rates. The adjustable dividend rate feature is intended to make the market value of these securities less sensitive to changes in interest rates than similar securities with fixed dividend rates. Nonetheless, adjustable rate preferred stocks have fluctuated in market value and are expected to do so in the future.

     The dividend rate on an adjustable rate preferred stock is determined typically each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed relationship either to (1) rates on specific classes of debt securities issued by the U.S. Treasury or (2) LIBOR, with limits (known as "collars") on the minimum and maximum dividend rates that may be paid. As the maximum dividend rate is approached, any further increase in interest rates may adversely affect the market value of the stock. Conversely, as the minimum dividend rate is approached, any further decrease in interest rates may positively affect the market value of the stock. The adjustment formula is fixed at the time of issuance of the adjustable rate preferred stock and cannot be changed without the approval of the holders thereof.

     The market values of outstanding issues of adjustable rate preferred stock may fluctuate in response to changing market conditions. In the event that market participants in a particular issue demand a different dividend yield than the adjustment formula produces, the market price will change to produce the desired yield. The dividend yield demanded by market participants may vary with changing perceptions of credit quality and the relative levels of short-term and long-term interest rates, as well as other factors.

     Preferred Securities. Generally, preferred stocks receive dividends prior to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. The income paid by an issuer to holders of its preferred and common stocks is typically eligible for the dividends received deduction. Preferred stocks do not usually have voting rights equivalent to common stock of the same issue but may be convertible into common stock. Perpetual preferred stocks are issued with no mandatory retirement provisions, but typically are callable after a period of time at the option of the issuer. Generally, no redemption can occur if full cumulative dividends have not been paid, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. Preferred securities other than preferred stock have certain characteristics of both debt and equity securities. Like debt securities, preferred securities' rate of income is contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are in a subordinated position in an issuer's capital structure and their value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Taxable preferred securities, are a comparatively new asset class, having first been introduced late in 1993. Income paid on these securities is not eligible for the dividends received deduction, but does constitute deductible interest expense for issuers thereof. The universe of issuers of taxable preferred securities consists overwhelmingly of fixed coupon rate issues with final stated maturity dates. However, certain issues have adjustable coupon rates, which reset quarterly in a manner similar to adjustable rate preferred stocks described above. The preferred securities universe is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat", i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

     Dividends consisting of income from taxable preferred securities are not eligible for the dividends received deduction and are not considered equity of an issuer for certain purposes. They are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities typically permit an issuer to defer the payment of income for specified periods triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the hybrids have not been made), taxable preferred securities may also be treated in a similar fashion to traditional preferred stocks by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits. Taxable preferred securities may be convertible into underlying common stock of the issuer or associated grantor.

     Taxable preferred securities are typically issued with a final maturity date, although, in certain instances the date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequences to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

     In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. In addition, distributions on taxable preferred securities are also subject to deferral and are thus not automatically payable. Income payments on the typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is, of course, no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund may acquire non-cumulative preferred securities subject to the restrictions on quality adopted by the Fund.

     Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher coupon-paying preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable coupons with the redemption proceeds.

     From time to time, preferred securities issues have been, and may in the future be, offered having features other than those described in the Prospectus on this Statement of Additional Information that are typical for fixed rate, adjustable rate, or auction rate preferred securities. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

     Risks Of Concentration In Utility Industries.

     Risks that are intrinsic to the utility industries include:

     o    difficulty in obtaining an adequate return on invested capital,

     o difficulty in financing large construction programs during an inflationary period,

     o restrictions on operations and increased cost and delays attributable to environmental considerations and regulation,

     o difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets,

     o technological innovations that may render existing plants, equipment or products obsolete,

     o the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel,

     o occasionally reduced availability and high costs of natural gas for resale,

     o    the effects of energy conservation,

     o    the effects of a national energy policy, and

     o lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes.

There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

     Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

     The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries.

     Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the U.S., generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

     The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

     Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.

     The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

     The rating agencies are taking a closer look at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

     Currently, several states are considering deregulation proposals. The introduction of competition into the industry as a result of deregulation may result in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become "stranded assets" which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

     Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry which is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as cellular telephone services, paging, data processing, equipment retailing, computer software and hardware services are becoming increasingly significant components as well. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers, certain marketing tests currently underway and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services to both residential, corporate and governmental customers.

     In February 1996, the Telecommunications Act of 1996 (the "Act") became law. The Act removed regulatory restrictions on entry that prevented local and long-distance telephone companies and cable television companies from competing against one another. The Act also removed most cable rate controls and allows broadcasters to own more radio and television stations. Litigation concerning the constitutionality of certain major provisions of the Act has slowed the implementation of such provisions.

     Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition.

     Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.

     There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

     Risks of Investments in the Financial Services Sector. Since a significant portion of the Fund's investments may be focused in issuers in the financial services sector, the Fund will be subject to risks or events which significantly affect the sector as a whole or a particular segment in which the Fund invests.

     Most financial services companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect the ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. For example, recent legislation removing traditional barriers between banking and investment banking activities will allow large commercial banks to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within the industry. The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance.

     Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

     As deregulation of various financial services businesses continues and new segments of the financial services sector are opened to certain larger financial services firms formerly prohibited from doing business in these segments, (such as national and money center banks) certain established companies in these market segments (such as regional banks or securities firms) may become attractive acquisition candidates for the larger firm seeking entrance into the segment.

     In addition, financial services companies in growth segments (such as securities firms during times of stock market expansion) or geographically linked to areas experiencing strong economic growth (such as certain regional banks) are likely to participate in and benefit from such growth through increased demand for their products and services. Many financial services companies which are actively and aggressively managed and are expanding services as deregulation opens up new opportunities also show potential for capital appreciation, particularly in expanding into areas where nonregulatory barriers to entry are low.

     Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund or the average weighted credit quality of the Fund's portfolio may cease to be investment grade. None of these events will require the sale of the securities by the Fund.

     Short-Term Bank and Corporate Obligations. The Fund may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

     Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts (GDRs) or other securities convertible into foreign securities. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

     An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

     Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

     Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

     With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

     Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

     The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

     Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements, which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

     Options On Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities and securities indices. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

     Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

     All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or
(iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

     The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

     The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

     The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     Risks Associated With Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees (the "Board").

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

     Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities.

     Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

     If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

     When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts.

     Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

     Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

     Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

     Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to manage the Fund's interest rate exposure on any debt securities or preferred shares issued by the Fund for leverage purposes. The Fund intends to use these transactions primarily as a hedge. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

     In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

     The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the trust receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

     The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

     Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

     Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

     Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the trust. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

     The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the trust's investment objectives and are permissible under applicable regulations governing the Fund.

     Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

     Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

     When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

     On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

                             INVESTMENT RESTRICTIONS

     Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

     1. Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the Securities and Exchange Commission (the "SEC") thereunder. Senior securities that the Fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

     2. Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

     3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of securities.

     5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the Fund's investment policies.

     6. Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

     7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment, except that the Fund will invest 25% or more of its total assets in the industries comprising the utilities sector. This limitation does not apply to investments in securities issued by the U.S. Government or any of its agencies, instrumentalities or authorities.

     8. With respect to 75% of the fund's total assets, the Fund may not invest more than 5% of the fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

     1. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors (a means for the Fund's trustee to deferred receipt of their fees as trustee), purchase securities of other investment companies within the investment companies for which the Adviser acts an investment adviser (the "John Hancock Group of Funds").

     2. Invest more than 20% of its net assets in securities which are illiquid.

     If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

     The Fund intends to apply for ratings for its preferred shares from a nationally recognized statistical rating organization ("NRSRO"). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by the NRSRO. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund may also be subject to certain restrictions and guidelines imposed by lenders if the Fund engages in borrowings. The Fund does not anticipate that such guidelines would have a material adverse effect on its common shareholders or the Fund's ability to achieve its investment objectives.

     The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

         If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars; (2) traded on a major exchange; and (3) held physically outside of Russia.

                        THOSE RESPONSIBLE FOR MANAGEMENT

     The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

     John Hancock Fund Complex means the open-end and closed-end investment companies for which the Adviser acts as investment adviser.

--------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Funds in
                        Position(s)   Trustee/                                          the John
Name, Address (1)       Held with     Officer    Principal Occupation(s) During Past     Hancock         Other
And Age                 Fund          Since(2)   5 Years                                  Fund       Directorships
                                                                                         Complex
                                                                                        Overseen
                                                                                       by Trustee
--------------------------------------------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)     Trustee,      2002       Executive Vice President, John        59           None
(Age 47)                Chairman,                Hancock Financial Services, Inc.,
                        President                John Hancock Life Insurance
                        and Chief                Company; Chairman, Director,
                        Executive                President and Chief Executive
                        Officer                  Officer, the Advisers and The
                                                 Berkeley Group; Chairman, Director
                                                 and Chief Executive Officer, John
                                                 Hancock Funds, Chairman, Director
                                                 and President, Insurance Agency,
                                                 Inc; Chairman, Director and Chief
                                                 Executive Officer, Sovereign Asset
                                                 Management Corporation
                                                 ("SAMCorp."); Director,
                                                 Independence Investment LLC,
                                                 Independence Fixed Income LLC and
                                                 Signature Services, Inc.; Senior
                                                 Vice President, MassMutual
                                                 Insurance Co. (until 1999);

--------------------------------------------------------------------------------------------------------------------
John M. DeCiccio        Trustee       2002       Executive Vice President and Chief    59           None
(Age 54)                                         Investment Officer, John Hancock
                                                 Financial Services, Inc.; Director,
                                                 Executive Vice President and Chief
                                                 Investment Officer, John Hancock
                                                 Life Insurance Company; Chairman of
                                                 the Committee of Finance of John
                                                 Hancock Life Insurance Company;
                                                 Director, John Hancock
                                                 Subsidiaries, LLC, Hancock
                                                 Natural Resource Group,
                                                 Independence Investment LLC,
                                                 Independence Fixed Income LLC,
                                                 John Hancock Advisers, LLC (the
                                                 "Adviser") and The Berkeley
                                                 Financial Group, LLC ("The
                                                 Berkeley Group"), John Hancock
                                                 Funds, LLC ("John Hancock
                                                 Funds"), Massachusetts Business
                                                 Development Corporation;
                                                 Director, John Hancock
                                                 Insurance Agency, Inc.
                                                 ("Insurance Agency, Inc.)
                                                 (until 1999) and John Hancock
                                                 Signature Services, Inc.
                                                 ("Signature Services") (until
                                                 1997).
--------------------------------------------------------------------------------------------------------------------
Independent Trustees

--------------------------------------------------------------------------------------------------------------------
James F. Carlin         Trustee       2002       Chairman and CEO, alpha Analytical    29           Massachusetts
(Age 62)                                         Laboratories (chemical analysis);                  Health and
                                                 Part Owner and Treasurer, Lawrence                 Education Tax
                                                 Carlin Insurance Agency, Inc.                      Exempt Trust;
                                                 (since 1995); Part owner and Vice                  Uno Restaurant
                                                 President, Mone Lawrence Carlin                    Corp. (until


                                       17

                                                 Insurance Agency, Inc. (since                      2001), Arbella
                                                 1996); Director/Treasurer, Rizzo                   Mutual
                                                 Associates (until 2000); Chairman                  (insurance)
                                                 and CEO, Carlin Consolidated, Inc.                 (until 2000),
                                                 (management/investments);                          HealthPlan
                                                 Director/Partner, Proctor Carlin &                 Services, Inc.
                                                 Co., Inc. (until 1999).                            (until 1999),
                                                                                                    Flagship
                                                                                                    Healthcare,
                                                                                                    Inc. (until
                                                                                                    1999), Carlin
                                                                                                    Insurance
                                                                                                    Agency, Inc.
                                                                                                    (until 1999),
                                                                                                    Chairman,
                                                                                                    Massachusetts
                                                                                                    Board of
                                                                                                    Higher
                                                                                                    Education
                                                                                                    (until 1999).

--------------------------------------------------------------------------------------------------------------------
William H. Cunningham   Trustee       2002       Former Chancellor, University of      29           Hire.com
(Age 58)                                         Texas System and former President                  (since 2000),
                                                 of the University of Texas, Austin,                STC
                                                 Texas; Chairman, IBT Technologies;                 Broadcasting,
                                                 Director of the following:  The                    Inc. and
                                                 University of Texas Investment                     Sunrise
                                                 Management Company (until 2000),                   Television
                                                 Hire.com (since 2000), STC                         Corp. (since
                                                 Broadcasting, Inc. and Sunrise                     2000), Symtx,
                                                 Television Corp. (since 2000),                     Inc. (since
                                                 Symtx, Inc. (since 2001),                          2001),
                                                 Adorno/Rogers Technology, Inc.                     Adorno/Rogers
                                                 (since 2001), Pinnacle Foods                       Technology,
                                                 Corporation (since 2000),                          Inc. (since
                                                 rateGenius (since 2000), LaQuinta                  2001),
                                                 Motor Inns, Inc. (hotel management                 Pinnacle Foods
                                                 company) (until 1998),                             Corporation
                                                 Jefferson-Pilot Corporation                        (since 2000),
                                                 (diversified life insurance                        rateGenius
                                                 company), New Century Equity                       (since 2000),
                                                 Holdings (formerly Billing                         Southwest
                                                 Concepts) (until 2001), eCertain                   Airlines and
                                                 (until 2001), ClassMap.com (until                  Introgen;
                                                 2001), Agile Ventures (until 2001),                Advisory
                                                 LBJ Foundation (until 2000), LBJ                   Director, Q
                                                 Foundation (until 2000), Golfsmith                 Investments;
                                                 International, Inc. (until 2000),                  Advisory
                                                 Metamor Worldwide (until 2000),                    Director,
                                                 AskRed.com (until 2001), Southwest                 Chase Bank
                                                 Airlines and Introgen; Advisory                    (formerly
                                                 Director, Q Investments; Advisory                  Texas Commerce
                                                 Director, Chase Bank (formerly                     Bank - Austin).
                                                 Texas Commerce Bank - Austin).

--------------------------------------------------------------------------------------------------------------------
Ronald R. Dion          Trustee       2002       Chairman and Chief Executive          29           The New
(Age 56)                                         Officer, R.M. Bradley & Co., Inc.                  England
                                                                                                    Council and
                                                                                                    Massachusetts
                                                                                                    Roundtable;
                                                                                                    North Shore
                                                                                                    Medical
                                                                                                    Center; BJ's
                                                                                                    Wholesale
                                                                                                    Club, Inc. and
                                                                                                    a corporator
                                                                                                    of the Eastern
                                                                                                    Bank; Emmanuel
                                                                                                    College.


                                       18

--------------------------------------------------------------------------------------------------------------------
Charles L. Ladner       Trustee       2002       Chairman and Trustee, Dunwoody        29           Parks and
(Age 64)                                         Village, Inc. (continuing care                     History
                                                 retirement community); Senior Vice                 Association
                                                 President and Chief Financial                      (since 2001).
                                                 Officer, UGI Corporation (Public
                                                 Utility Holding Company) (retired
                                                 1998); Vice President and Director
                                                 for AmeriGas, Inc. (retired 1998).
                                                 Director of AmeriGas Partners, L.P.
                                                 (until 1997) (gas distribution).
--------------------------------------------------------------------------------------------------------------------
John A. Moore           Trustee       2002       President and Chief Executive         37           CIIT
(Age 63)                                         Officer, Institute for Evaluating                  (nonprofit
                                                 Health Risks, (nonprofit                           research)
                                                 institution) (until 2001); Senior                  (since 2002).
                                                 Scientist, Sciences International
                                                 (health research)(since 1998);
                                                 Principal, Hollyhouse
                                                 (consulting)(since 2000).

--------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson   Trustee       2002       Executive Director, Council for       37           Niagara Mohawk
(Age 59)                                         International Exchange of Scholars                 Power
                                                 (since 1998); Vice President,                      Corporation
                                                 Institute of International                         (electric
                                                 Education (since 1998); Senior                     utility).
                                                 Fellow, Cornell Institute of Public
                                                 Affairs, Cornell University (until
                                                 1997); President Emerita of Wells
                                                 College and St. Lawrence
                                                 University.

--------------------------------------------------------------------------------------------------------------------
Steven R. Pruchansky    Trustee       2002       Chairman and Chief Executive          29           None
(Age 57)                                         Officer, Mast Holdings, Inc. (since
                                                 2000); Director and President, Mast
                                                 Holdings, Inc. (until 2000);
                                                 Managing Director, JonJames,
                                                 LLC (real estate)(since 2001).

--------------------------------------------------------------------------------------------------------------------
Norman H. Smith         Trustee       2002       Lieutenant General, United States     29           None
(Age 69)                                         Marine Corps; Deputy Chief of Staff
                                                 for Manpower and Reserve Affairs,
                                                 Headquarters Marine Corps;
                                                 Commanding General III Marine
                                                 Expeditionary Force/3rd Marine
                                                 Division (retired 1991).


                                       19

--------------------------------------------------------------------------------------------------------------------
John P. Toolan          Trustee       2002       Chairman, Smith Barney Trust          29           The Smith
(Age 71)                                         Company (retired 1991); Director,                  Barney Muni
                                                 Smith Barney, Inc., Mutual                         Bond Funds,
                                                 Management Company and Smith Barney                The Smith
                                                 Advisers, Inc. (investment                         Barney
                                                 advisers) (retired 1991); Senior                   Tax-Free Money
                                                 Executive Vice President, Director                 Funds, Inc.,
                                                 and member of the Executive                        Vantage Money
                                                 Committee, Smith Barney, Harris                    Market Funds
                                                 Upham & Co., Incorporated                          (mutual
                                                 (investment bankers) (until 1991).                 funds), The
                                                                                                    Inefficient-Market
                                                                                                    Fund, Inc.
                                                                                                    (closed-end
                                                                                                    investment
                                                                                                    company) and
                                                                                                    Smith Barney
                                                                                                    Trust Company
                                                                                                    of Florida;
--------------------------------------------------------------------------------------------------------------------

The following persons are the officers of the Fund who are not also members of the Board of Trustees.

----------------------------------------------------------------------------------------------------------------------
                                                                                         Number of         Other
                                                                                        Funds in the   Directorships
                        Position(s)   Trustee/                                          John Hancock
Name, Address (1)       Held with     Officer    Principal Occupation(s) During Past    Fund Complex
And Age                 Fund          Since(2)   5 Years                                Overseen by
                                                                                          Trustee
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Principal Officers
who are not Trustees
----------------------------------------------------------------------------------------------------------------------
William L. Braman       Executive     2002       Executive Vice President and Chief    N/A
(Age 48)                Vice                     Investment Officer, the Adviser and
                        President                each of the John Hancock Group of
                        and Chief                Funds; Director, SAMCorp.,
                        Investment               Executive Vice President and Chief
                        Officer                  Investment Officer, Barring Asset
                                                 Management, London U.K. (until
                                                 2000).

----------------------------------------------------------------------------------------------------------------------
Richard A. Brown        Senior Vice   2002       Senior Vice President, Chief          N/A
(Age 53)                President                Financial Officer and Treasurer,
                        and Chief                the Adviser, John Hancock Group of
                        Financial                Funds, and The Berkeley Group;
                        Officer                  Second Vice President and Senior
                                                 Associate Controller, Corporate Tax
                                                 Department, John Hancock Financial
                                                 Services, Inc. (until 2001).

----------------------------------------------------------------------------------------------------------------------
Thomas H. Connors       Vice          2002       Vice President and Compliance         N/A
(Age 43)                President                Officer, the Adviser and each of
                        and                      the John Hancock Funds; Vice
                        Compliance               President, John Hancock Group of
                        Officer                  Funds.
----------------------------------------------------------------------------------------------------------------------
William H. King         Vice          2002       Vice President and Assistant          N/A
(Age 49)                President                Treasurer, the Adviser; Vice
                        and                      President and Treasurer of each of
                        Treasurer                the John Hancock Group of Funds;
                                                 Assistant Treasurer of each of the
                                                 John Hancock Group of Funds (until
                                                 2001).


                                       20

----------------------------------------------------------------------------------------------------------------------
Susan S. Newton         Senior Vice   2002       Senior Vice President, Secretary      N/A
(Age 52)                President,               and Chief Legal Officer, SAMCorp.,
                        Secretary                the Adviser and each of the John
                        and Chief                Hancock Group of Funds, John
                        Legal                    Hancock Funds and The Berkeley
                        Officer                  Group; Vice President, Signature
                                                 Services (until 2000), Director,
                                                 Senior Vice President and
                                                 Secretary, NM Capital.

----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.

     The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees who are not "interested persons".

     The Audit Committee members are expected to be Messrs. Carlin (Chairman), Ladner and Toolan. All of the members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time.

     The Administration Committee's members are expected to be Messrs. Smith (Chairman), Carlin, Cunningham, Dion, Ladner, Pruchansky and Toolan. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund.

     The Contracts/Operations Committee members are expected to be Messrs. Cunningham (Chairman) and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers.

     The Investment Performance Committee is expected to consist of Messrs. Dion (Chairman) and Smith. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary.

     The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

     The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all funds in the John Hancock Fund Complex overseen by the Trustee, as of December 31, 2001.

----------------------------------------------------------------------------------------------------------------------
                                                                                      Aggregate Dollar Range of
                                                                                      Holdings in funds in John
                                          Dollar Range of Fund Shares                   Hancock Fund Complex
        Name of Trustee                         Owned by Trustee                       Overseen by Trustee (1)
----------------------------------------------------------------------------------------------------------------------
Independent Trustees
----------------------------------------------------------------------------------------------------------------------
James F. Carlin                                       None                                 $10,001-$50,000
----------------------------------------------------------------------------------------------------------------------
William H. Cunningham                                 None                                 $10,001-$50,000
----------------------------------------------------------------------------------------------------------------------
Ronald R. Dion                                        None                                  Over $100,000
----------------------------------------------------------------------------------------------------------------------
Charles L. Ladner                                     None                                  Over $100,000
----------------------------------------------------------------------------------------------------------------------
John A. Moore                                         None                                  Over $100,000
----------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson                                 None                                  Over $100,000
----------------------------------------------------------------------------------------------------------------------
Steven R. Pruchansky                                  None                                  Over $100,000
----------------------------------------------------------------------------------------------------------------------
Norman H. Smith                                       None                                  Over $100,000
----------------------------------------------------------------------------------------------------------------------
John P. Toolan                                        None                                  Over $100,000
----------------------------------------------------------------------------------------------------------------------
Interested Trustees
----------------------------------------------------------------------------------------------------------------------
John M. DeCiccio                                      None                                  Over $100,000
----------------------------------------------------------------------------------------------------------------------
Maureen R. Ford                                       None                                  Over $100,000
----------------------------------------------------------------------------------------------------------------------

     (1) Under the John Hancock Deferred Compensation Plan for Independent Trustees, an Independent Trustee may elect to earn a return on his deferred fees equal to the amount that he would have earned if the deferred fees amount were invested in one or more funds in the John Hancock Fund Complex. Under these circumstances, a trustee is not the legal owner of the underlying shares, but participates in any positive or negative return on those shares to the same extent as other shareholders. If the Trustees were deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2001, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of Holdings in Funds in the John Hancock Fund Complex Overseen by Trustee" would be none and over $100,000 for Mr. Cunningham, none and over $100,000 for Mr. Dion, none and $10,000-$50,000 for Mr. Pruchansky, none and $50,000-$100,000 for
     Mr. Smith, none and over $100,000 for Mr. Toolan.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Ms. Ford and John M. DeCiccio, interested Trustees, and each of the officers of the Fund who are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                      Aggregate                 Total Compensation from all Funds
                                                      Compensation              in John Hancock Fund Complex to
Trustees                                              From the Fund(1)          Trustees(2)
----------------------------------------------------- ------------------------- ---------------------------------
James F. Carlin                                                  $50                          $75,000
William H. Cunningham*                                           $50                          $72,100
Ronald R. Dion*                                                  $50                          $75,000
Charles L. Ladner                                                $50                          $75,100
John A. Moore                                                    $50                          $75,100
Patti McGill Peterson                                            $50                          $72,000
Steven R. Pruchansky*                                            $50                          $72,000
Norman H. Smith*                                                 $50                          $78,000
John P. Toolan*                                                  $50                          $72,000
----------------------------------------------------- ------------------------- ---------------------------------
Total                                                           $450                         $666,300

     (1) Since the Fund is newly organized, this figure is estimated for the calendar year ending December 31, 2002.

     (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2001. As of that date, there were sixty-six funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-six funds.

     (*) As of December 31, 2001 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock Fund Complex for Mr. Cunningham was $540,844, for Mr. Dion was $112,044, for Mr. Moore was $238,982, for Mr. Pruchansky was $117,545, for Mr. Smith was $202,737 and for Mr. Toolan was $621,800 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

     All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

     As of August 30, 2002 officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund. To the knowledge of the Trust, no persons owned of record or beneficially 5% or more of any class of the Fund's outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $__ billion in assets under management as of June 30, 2002 in its capacity as investment adviser to the Fund and other funds in the John Hancock Fund Complex as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $___ billion as of June 30, 2002, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating with S&P and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

     The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Fund's sole shareholder. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

     The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

     For its advisory and administrative services, the Fund will accrue and pay to the Adviser daily, as compensation for the services rendered and expenses paid by it, a fee on an annual basis equal to 0.75% of the Fund's average daily-managed assets. Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of any preferred shares is no a liability.

     The Adviser has contractually agreed to waive a portion of its advisory fee. The Adviser has agreed that, until the fifth anniversary of investment advisory agreement, the Adviser will limit its advisory fee to 0.55% of average daily managed assets, in the sixth year to 0.60% of average daily managed assets, in the seventh year to 0.65% of average daily managed assets, and in the eighth year to 0.70% of average daily managed assets. After the eighth year the Adviser will no longer waive a portion of its advisory fee.

     From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

     Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

     Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

     The Board is responsible for overseeing the performance of the Adviser and determining whether to approve and renew the Advisory Agreement. Prior to the July 17, 2002 meeting, the Board requested and received from the Adviser certain information the Board deemed important in evaluating the Adviser's qualifications and the reasonableness of the proposed fee. The Board also met with the proposed portfolio management team for the Fund. In addition, the Board drew upon its experience in acting as trustees for other investment companies. The primary factors that the Board considered to be favorable in approving the Advisory Agreement were:

     o The Adviser's experience in managing other investment companies, including investment companies that invest in preferred securities and employ a leverage structure (the "Comparable Funds"). In considering this factor, the Board considered the experience of the portfolio management team in managing portfolios of preferred securities. The members of the Board also considered their experience, as trustees of the Comparable Funds, with the quality of the compliance and administrative staff of the Adviser.

     o The investment performance of the Comparable Fund, both in absolute terms and relative to their performance benchmarks.

     o The reasonableness of the proposed fee. In making that determination, the Board took into consideration the fees charged by similar funds managed by other investment advisers and the fees charged by the Adviser for managing the Comparable Funds.

     o The Adviser's commitment to waive a portion of its advisory fee for a period of eight years.

     o The reasonableness of the estimated total expenses of the Fund, both with and without the advisory fee waiver.

     The Advisory Agreement was approved by all Trustees who were serving as Trustees on July 27, 2002. The Board was subsequently increased from 3 members to 11 members. The Advisory Agreement will continue in effect from year to year, provided that its continuance is approved annually after its initial two year term both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. The Advisory Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

     Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services.

     Shareholder Servicing Agent. The Adviser has retained UBS Warburg LLC to act as shareholder servicing agent for the Fund. Pursuant to the Shareholder Servicing Agreement, UBS Warburg LLC will: (i) undertake to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate);
(ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Adviser, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective share, (2) the respective market performance of the Fund and such other companies, (3) other relevant performance indicators; and (iv) at the request of the Adviser, provide information to and consult with the Board with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, or a Fund liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Warburg LLC is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. Under the terms of the Shareholder Servicing Agreement, UBS Warburg LLC is relieved from liability to the Adviser for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct. In consideration of these services, the Adviser will pay UBS Warburg LLC a fee equal on an annual basis to 0.10% of the Fund's average daily-managed assets. This fee will be an expense of the Adviser and not the Fund. The Shareholder Services Agreement has an initial term of two years and is renewable thereafter with the consent of both parties.

     Code of Ethics. Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics, which restricts the trading activity of those personnel.

     ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR THE PREFERRED SHARES

General. DTC will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares of any series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the By-Laws. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of the Trustees, as described under "Description of Preferred Shares -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the Preferred Shares, whether for its own account or as a nominee for another person.

Concerning The Auction Agent. [ ] (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the trust and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

The Auction Agent may terminate its auction agency agreement with the trust upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

Broker-Dealers. The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of ____ of 1% in the case of any Auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the trust) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                            RATING AGENCY GUIDELINES

The description of Moody's rating guidelines contained in this Statement of Additional Information does not purport to be complete and is subject to and qualified in its entirety by reference to the By-Laws. A copy of the By-Laws is filed as an exhibit to the registration statement of which the Prospectus and this Statement of Additional Information are a part and may be inspected, and copies thereof may be obtained, as described in the prospectus.

The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by Moody's in connection with the Fund's receipt of a rating of ["___"] from Moody's for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various discount factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the investment guidelines.

Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

The Rating Agency Guidelines require that the Fund maintain assets having an aggregate discounted value, determined on the basis of the Rating Agency Guidelines, greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on the Fund's common shares. The Fund has agreed with Moody's that the auditors must certify once per quarter the asset coverage test on a date randomly selected by the auditor. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments than would otherwise be deemed potentially desirable by the Adviser, including private placements of other than Rule 144A Securities. The Rating Agency Guidelines are subject to change from time to time with the consent of Moody's and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

The Fund intends to maintain, at specified times, a discounted value for its portfolio at least equal to the amount specified by Moody's (the "Preferred Shares Basic Maintenance Amount"). Moody's has established Share guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency).

The Rating Agency Guidelines do not impose any limitations on the percentage of Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the discounted value of the portfolio under the Rating Agency Guidelines.

A credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful. As described by Moody's, an issue of preferred stock which is rated [`___'] is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. [`___'] ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's by the Fund and obtained by Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

For purposes of calculating the discounted value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The discounted value of a portfolio security under Moody's guidelines is the market value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. According to Moody's guidelines, the portfolio coverage ratio of Moody's Eligible Assets to liabilities should not be less than 130% in order to maintain the rating. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

Moody's Discount Factor. The following discount factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of discounted value:

Corporate debt securities. The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                                                       Moody's Rating Category
        Term to Maturity of Corporate                                  -----------------------               Not
          Debt Security Unrated(1)                                                                           Rated or
        -----------------------------           Aaa      Aa        A       Baa      Ba       B       Caa     Below Caa
                                               -----    ----      ---     -----    ----     ---     -----    ---------
1 year or less...............................  109%    112%     115%     118%     119%     125%    205%      225%
2 years or less (but longer than 1 year).....  115     118      122      125      127      133     205       225
3 years or less (but longer than 2 years)....  120     123      127      131      133      140     205       225
4 years or less (but longer than 3 years)....  126     129      133      138      140      147     205       225
5 years or less (but longer than 4 years)....  132     135      139      144      146      154     205       225
7 years or less (but longer than 5 years)....  139     143      147      152      156      164     205       225
10 years or less (but longer than 7 years)...  145     150      155      160      164      173     205       225
15 years or less (but longer than 10 years)..  150     155      160      165      170      180     205       225
20 years or less (but longer than 15 years)..  150     155      160      165      170      190     205       225
30 years or less (but longer than 20 years)..  150     155      160      165      170      191     205       225
Greater than 30 years........................  165     173      181      189      205      221     221       225

--------------------

     (1) Unrated corporate debt securities, which are corporate debt securities rated by neither Moody's nor S&P, are limited to 10% of discounted Moody's Eligible Assets. If a corporate debt security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used (e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used). If a corporate debt security is unrated by both Moody's and S&P, the trust will use the percentage set forth under "Unrated" in this table.

The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 1.20 for purposes of calculating the Discounted Value of such securities.

Preferred stock. The Moody's Discount Factor for preferred stock is (A) for preferred stocks issued by a utility, 152%; (B) for preferred stocks of industrial and financial issuers, 197%; and (C) for auction rate preferred stocks, 350%.

Short-term instruments. The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, short term money market instruments and municipal debt obligations, is (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash. "Moody's Exposure Period" means the period commencing on a given valuation date and ending 49 days thereafter.

U.S. Government Securities and U.S. Treasury Strips.

                                                           U.S. Government Securities        U.S. Treasury Strips
           Remaining Term to Strips Maturity                     Discount Factor               Discount Factor
           ---------------------------------               --------------------------        --------------------
1 year or less.........................................               107%                           107%
2 years or less (but longer than 1 year)...............               113                            115
3 years or less (but longer than 2 years)..............               118                            121
4 years or less (but longer than 3 years)..............               123                            128
5 years or less (but longer than 4 years)..............               128                            135
7 years or less (but longer than 5 years)..............               135                            147
10 years or less (but longer than 7 years).............               141                            163
15 years or less (but longer than 10 years)............               146                            191
20 years or less (but longer than 15 years)............               154                            218
30 years or less (but longer than 20 years)............               154                            244

Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities will be 130% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

Convertible Securities:

(A) Convertible Bonds:

----------------------------------------------------------------------------------------------------------------------
   Industry                                            Moody's Rating Category(1)
   Category
                 -----------------------------------------------------------------------------------------------------
                      Aaa            Aa             A            Baa            Ba              B          Unrated(2)
----------------------------------------------------------------------------------------------------------------------
    Utility          162%           167%          172%           188%          195%           199%           300%
----------------------------------------------------------------------------------------------------------------------
  Industrial         256%           261%          266%           282%          290%           293%           300%
----------------------------------------------------------------------------------------------------------------------
   Financial         233%           238%          243%           259%          265%           270%           300%
----------------------------------------------------------------------------------------------------------------------

(B) Upon conversion to Common Stock, the Discount Factor of 350% will be applied to the Common Stock

----------

Moody's Eligible Assets. Under current Moody's guidelines, the following are considered to be Moody's Eligible Assets:

Cash. (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five business days of the valuation date, (B) A2 or higher if the payment date is within thirty days of the valuation date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the valuation date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the trust has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's short term money Market Instrument rating of at least P-1.


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(1) If a corporate debt security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used (e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used).
(2) Unrated corporate debt securities, which are corporate debt securities rated by neither Moody's nor S&P, are limited to 10% of discounted Moody's Eligible Assets. If a corporate debt security is unrated by both Moody's and S&P, the Trust will use the percentage set forth under "Unrated" in this table.

Short term money market instruments, so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month,
(2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months. In addition Moody's rated 2a-7 Money Market Fund are also eligible Investments.

U.S. Government Securities and U.S. Treasury Strips.

Rule 144A Securities.

Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for securities which provide for conversion or exchange at the option of the issuer into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act of 1933 or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by Pioneer pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

Notwithstanding the foregoing limitations, (X) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the market value of such corporate debt securities does not exceed 10% of the aggregate market value of all Moody's Eligible Assets; provided, however, that if the market value of such corporate debt securities exceeds 10% of the aggregate market value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the trust) shall not be considered Moody's Eligible Assets, so that the market value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate market value of Moody's Eligible Assets; and (Y) corporate debt securities rated by neither Moody's nor S&P shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which
(i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the diversification requirements set forth below and the Preferred Stock issue must be greater than $50 Million stocks issued by transportation companies will not be considered Moody's Eligible Assets.

Diversification. In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                                                           Maximum Single       Minimum Issue Size
                                   Maximum Single             Industry            ($ in millions)
           Ratings (1)             Issuer (2),(3)              (3),(4)                   (5)
           -----------             --------------          --------------       ------------------
     Aaa....................            100%                    100%                    $100
     Aa.....................             20                      60                      100
     A......................             10                      40                      100
     Baa....................              6                      20                      100
     Ba.....................              4                      12                     50(6)
     B1-B2..................              3                       8                     50(6)
     B3 or below............              2                       5                     50(6)

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Refers to the preferred stock and senior debt rating of the portfolio holding. Companies subject to common ownership of 25% or more are considered as one issuer.
Percentages represent a portion of the aggregate market value of corporate debt securities.
Industries are determined according to Moody's Industry Classifications.
Except for preferred stock, which has a minimum issue size of $50 million. Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the trust's total assets.

Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the trust of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the AMPS.

The following are Moody's industry classifications for the purpose of the foregoing diversified requirements:

Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating, Containers

Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

Diversified/Conglomerate Manufacturing

Diversified/Conglomerate Service

Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution

Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

Finance: Investment Brokerage, Leasing, Syndication, Securities

Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

Grocery: Grocery Stores, Convenience Food Stores

Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

Hotels, Motels, Inns and Gaming

Insurance: Life, Property and Casualty, Broker, Agent, Surety

Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

Machinery (Non-Agricultural, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators

Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

Personal Transportation: Air, Bus, Rail, Car Rental

Utilities: Electric, Water, Hydro Power, Gas

Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supranational Agencies

The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and Moody's, to the extent the trust considers necessary.

[Hedging. The Fund may enter into, sell, purchase or exchange-traded financial futures contracts based on any index approved by Moody's or Treasury bonds, and purchase, write or sell, exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury bonds, and purchase, exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury bonds, "Moody's Hedging Transactions" subject to the following limitations:

     o The Fund may not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold: (A) outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or (B) outstanding financial futures contracts based on any index approved by Moody's having a market value exceeding 50% of the market value of all portfolio securities of the trust constituting Moody's Eligible Assets owned by the trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction).

     o The Fund may not engage in any Moody's Hedging Transaction based on Treasury bonds (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold: (A) outstanding financial futures contracts based on Treasury bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Moody's Eligible Assets owned by the trust and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P); or (B) outstanding financial futures contracts based on Treasury bonds with such contracts having an aggregate market value exceeding 80% of the aggregate market value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P).

     o For purposes of the foregoing, the Fund is deemed to own the number of financial futures contracts that underlie any outstanding options written by the trust).

     o The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the trust.

     o The Fund may engage in a closing transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires.

     o The Fund may engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

     o The Fund (A) may not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative so long as the combination of the trust's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the trust's investment objectives and policies, in a security that is not an option or futures transaction, and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase.

     o The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.]

Other. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of market value or the call price of such portfolio securities.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or it is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the trust will not affect the status of such asset as a Moody's Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the trust by its investment manager or portfolio manager, the trust's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement.

                                 NET ASSET VALUE

     For purposes of calculating the net asset value ("NAV") of the Fund's common shares, the following procedures are utilized wherever applicable.

     Debt investment securities are valued on the basis of valuations furnished by a principal market-maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

     Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

     Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Board of Trustees.

     Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

     The NAV of the Fund's common shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the net assets by the number of its common shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's common shares may be significantly affected on days when a shareholder has no access to the New York Stock Exchange.

                              BROKERAGE ALLOCATION

     Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

     In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

     The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

     To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and their value and expected contribution to the performance of the Fund.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Board of Trustees that such commission is reasonable in light of the services provided and to such policies as the Board of Trustees may adopt from time to time.

     Research services received from broker-dealers supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished to the Adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

     The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

     The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

     While the Adviser's officers, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.

     The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

     The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker.

     Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

     Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

     For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

                         U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of the Preferred Shares. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements. In order to meeting these requirements of Subchapter M of the Code, the Fund may not be able to utilize certain investment techniques described above and in the Prospectus. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other items, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will generally be relieved of U.S. federal income tax on any income of the Fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest (if any), and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax (even if it distributed all of its income to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but, as described below, there can be no assurance that the Fund's distributions will be sufficient to avoid entirely this tax.

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than capital gain dividends, as described below). This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

In general, to the extent the Fund has sufficient current or accumulated earnings and profits, dividends from investment company taxable income will be taxable as ordinary income and distributions from net capital gain designated as capital gain dividends, if any, will be taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of the shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest (if any) and net capital gain.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund will monitor may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The Fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If at any time when the Preferred Shares are outstanding the Fund fails to meet the Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount or the value of the Fund's portfolio fails to equal or exceed the 1940 Preferred Shares Asset Coverage, the Fund will be required to suspend distributions to holders of its common shares until such maintenance or asset coverage, as the case may be, is restored. This could prevent the Fund from distributing at least an amount equal to 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income (if any), and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including net capital gain), or both. Upon any failure to meet such maintenance or asset coverage requirements, the Fund will be required to purchase or redeem shares of preferred stock, including the Preferred Shares, in order to maintain or restore the requisite maintenance or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, and its net tax-exempt income (if any) to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares (including a redemption of the Preferred Shares) is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss.

The Fund may, at its option, redeem preferred shares (including the Preferred Shares) in whole or in part subject to certain limitations and to the extent permitted under applicable law, and is required to redeem all or a portion of the Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of the Preferred Shares generally will be taxed as gain or loss from the sale of the Preferred Shares under
Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a shareholder's interest in the Fund, (c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the Fund. For purposes of clauses (a), (b), and (c) above, a shareholder's ownership of common shares will be taken into account and the Preferred Shares and common shares held by persons who are related to the redeemed shareholder may also have to be taken into account. If none of the conditions (a) through (d) above are met, the redemption proceeds may be considered a dividend distribution taxable as ordinary income as discussed above.

Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event a shareholder acquires other shares in the Fund (including those acquired pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or borrow to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

The income to be received by the Fund from its investment in taxable preferred securities is not expected to qualify for the dividends received deduction under the Code. As a result, the Fund does not expect that its distributions to its corporate shareholders will qualify for such deduction.

The federal income tax treatment of the Fund's investment in preferred securities or other securities and its participation in transactions involving interest rate swaps, caps, floors or collars or credit transactions and credit default swaps is uncertain and may be subject to recharacterization by the IRS. To the extent that the tax treatment of such securities or transactions differs from the tax treatment expected by the Fund, the timing or character of income recognized by the Fund could be affected, the Fund may be required to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, the Fund intends to designate distributions of particular types of income made to common shareholders and preferred shareholders in accordance with each such class's proportionate shares of such income. Thus, the Fund will designate distributions comprised of particular types of income, including net capital gains, in a manner that allocates such income between the holder of common shares and preferred shares, including the Preferred Shares, in proportion to the total dividends paid to each class during or for the taxable year, or otherwise required by applicable law. Distributions in excess of the Fund's current and accumulated earnings and profits (if any), however, will not be allocated proportionately among the Preferred Shares and the common shares. Since the Fund's current and accumulated earnings will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that shareholders would not include such taxes in their gross incomes and would not be entitled to any deduction or credit for such taxes on their own tax returns.

The Fund is required to withhold (as "backup withholding") on reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund's shares paid to certain shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the taxpayer identification number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income.

The description of certain federal tax provisions above related only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, all as determined for U.S. federal income tax purposes) and who are subject to U.S. federal income Tax. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax on amounts treated as ordinary income dividends from the Fund and, unless an effective IRS Form W-8Ben or other authorized withholding certificate of documentation is on file, to backup withholding on certain other payments from the Fund. Shareholder should consult their own tax advisers on these matters and on any specific questions as to U.S. federal, state, local, foreign and other applicable tax laws.

                                   PERFORMANCE

     From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

     Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

                              CUSTODY OF PORTFOLIO

     Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, foreign custody manager and fund accounting services.

                              INDEPENDENT AUDITORS

     The independent auditors of the Fund are Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, audits and renders an opinion on the Fund's annual financial statements, and reviews the Fund's annual federal income tax return.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the

Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                              FINANCIAL STATEMENTS

Following are the audited financial statements for the initial capitalization of the John Hancock Preferred Income Fund dated August 9, 2002 and the report of Deloitte and Touche LLP.

                       John Hancock Preferred Income Fund

Statement of assets and liabilities August 9, 2002
Assets:
         Cash                                                          $153,015
                                                                       --------
                  Total assets                                         $153,015
                                                                       ========

Liabilities:
         Payable for organization expenses                              $53,000
                                                                       --------
                  Total liabilities                                     $53,000
                                                                       ========

Net Assets:                                                            $153,015
         Capital paid-in
         Accumulated net investment loss                                (53,000)
                                                                       --------
                           Net assets                                  $100,015
                                                                       ========

Net assets value per share:
                  (Based on net assets and 6,409 shares of
                      beneficial interest outstanding -
                      22 million shares authorized
                      with no par value)                                 $15.61
                                                                       ========

--------------------------------------------------------------------------------
1.   STATEMENT OF OPERATIONS

For the period from June 27, 2002 (date of inception) to August 9, 2002
--------------------------------------------------------------------------------

Organization expenses                                                   $53,000
                                                                       --------
Net investment loss                                                    ($53,000)
                                                                       ========

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
2.   STATEMENT OF CHANGES IN NET ASSETS

For the period from June 27, 2002 (date of inception) to August 9, 2002

Increase (decrease) in net assets
From operations:
Net investment loss                                                    ($53,000)
                                                                       --------
Decrease in net assets resulting from operations                        (53,000)
                                                                       ========
From Fund share transactions:
Net proceeds from the issuance of common shares                         153,015
                                                                       ========
Net assets
Beginning of period
End of Period                                                          $100,015
                                                                       ========
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

John Hancock Preferred Income Funds was organized on June 27, 2002 as a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund's secondary investment objective is to provide growth of capital. The Fund will invest at least 80% of its managed assets (net assets plus borrowing for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities, in various industry sectors.

At August 9, 2002, the Fund is inactive except for matters relating to its organization, registration and the sale of 6,409 shares for $153,015 ($23.875 per share) to John Hancock Advisers, LLC (the "Adviser"), an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company.

Note 2. Agreements

The Fund has entered into an investment management contract with the Adviser. The Fund also has an administrative agreement with the Adviser under which the Adviser will oversee the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and will maintain the Fund's communications with shareholders. Upon commencement of the Fund's operations, the Adviser will receive a daily management fee from the Fund at an annual rate of 0.75% of the Fund's average daily managed assets. The Adviser has agreed to limit the Fund's management fee to the following: 0.55% of the Fund's average daily managed assets until the fifth anniversary of the commencement of the Fund's operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year, and 0.70% of average daily managed assets in the eighth year. After the eighth year the Adviser will no longer waive a portion of the management fee.

Note 3. Organization Expenses and Offering Costs

Organization expenses, which amount to $53,000, have been expensed by the Fund. Offering costs, estimated to be approximately $401,000, will be charged to the Fund's capital paid-in at the time shares of beneficial interest are sold.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholder of

John Hancock Preferred Income Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Preferred Income Fund (the "Fund") as of August 9, 2002 and the related statements of operations and changes in net assets for the period from June 27, 2002 (date of inception) to August 9, 2002. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Fund at August 9, 2002 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
August 12, 2002

APPENDIX A - MORE ABOUT RISK

     A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the Prospectus.

     A fund is permitted to utilize -- within limits established by the Trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

     Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

     Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

     Information Risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

     Interest Rate Risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

     - Leverage Risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

     - Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

     - Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

     - Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

     Management Risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

     Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

     Natural Event Risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

     Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

     Political Risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

     Valuation Risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B - DESCRIPTION OF RATINGS

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC. - PREFERRED SECURITIES RATINGS

aaa: Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: Preferred stocks which are rated "baa" are judged lower0medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

MOODY'S INVESTORS SERVICE, INC.- BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP - PREFERRED SECURITIES RATINGS

AAA: This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB: An issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, there are outweighed by large uncertainties or major risk exposures to adverse conditions.

STANDARD & POOR'S RATINGS GROUP - BOND RATINGS

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

                                   APPENDIX C

                               AUCTION PROCEDURES


     The following procedures will be set forth in provisions of the Bylaws relating to the Preferred Shares and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the Prospectus, except that the term "Trust" means the Fund. Nothing contained in this Appendix C constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

                           Part II: Auction Procedures

     1. Certain Definitions. As used in Part II of these By-Laws, the following terms shall have the following meanings, unless the context otherwise requires and all section references below are to Part II of these By-Laws except as otherwise indicated:

Capitalized terms not defined in Section 1 of Part II of these By-Laws shall have the respective meanings specified in Part I of these By-Laws.

"Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

"Available Preferred Shares" has the meaning set forth in Section 4(a)(i) of
Part II of these By-Laws.

"Existing Holder" means (a) a person who beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

"Hold Order" has the meaning set forth in Section 2(a)(ii) of Part II of these By-Laws.

"Master Purchaser's Letter" means the letter which is required to be executed by each prospective purchaser of Preferred Shares or the Broker-Dealer through whom the shares will be held.

"Order" has the meaning set forth in Section 2(a)(ii) of Part II of these By-Laws.

"Potential Holder," means (a) any Existing Holder who may be interested in acquiring additional Preferred Shares or (b) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's Letter.

"Sell Order" has the meaning set forth in Section 2(b) of Part II of these By-Laws.

"Submitted Bid Order" has the meaning set forth in Section 4(a) of Part II of these By-Laws.

"Submitted Hold Order" has the meaning set forth in Section 4(a) of Part II of these By-Laws.

"Submitted Order" has the meaning set forth in Section 4(a) of Part II of these By-Laws.

"Submitted Sell Order" has the meaning set forth in Section 4(a) of Part II of these By-Laws.

"Sufficient Clearing Orders" means that all Preferred Shares are the subject of Submitted Hold Orders or that the number of Preferred Shares that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of Preferred Shares that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate and (B) the number of Preferred Shares that are subject to Submitted Sell Orders.

"Winning Bid Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

Orders.

(a) On or prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

     (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

          (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of such shares;

          (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

          (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series; and

     (ii) each Broker-Dealer, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause
(i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

(b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

          (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

          (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

          (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of
Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

     (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

          (A) the number of Outstanding shares of such series specified in such Sell Order; or

          (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph
(c) of Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the trust) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

     (iii) A Bid by a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

          (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

          (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

(c) No Order for any number of Preferred Shares other than whole shares shall be valid.

3. Submission of Orders by Broker-Dealers to Auction Agent.

(a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

     (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

     (ii) the aggregate number of shares of such series that are the subject of such Order;

     (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

          (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

          (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

          (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

     (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

(b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

(c) If an Order or Orders covering all of the Outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 7 Dividend Period days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

     (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

     (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

          (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

          (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

          (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

     (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

(e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

(f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

(a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

     (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

     (ii) from the Submitted Orders for shares of such series whether:

          (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of such series; exceeds or is equal to the sum of

          (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of such series; and

          (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

     (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

          (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

          (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

(b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the trust of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

     (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

     (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

     (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be the All Hold Rate.

5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation. Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

(a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this
Section 5, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

     (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;

     (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;

     (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

     (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph
(a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

     (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

(b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph
(d) of this Section 5, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

     (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

     (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

     (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

(c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

(d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of a series of Preferred Shares.

(e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

(f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

(g) Neither the trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

6. Transfer of Preferred Shares. Unless otherwise permitted by the trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

                                   APPENDIX D

                              SETTLEMENT PROCEDURES

     The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix D constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of the Prospectus or Appendix C hereto, as the case may be.

     (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's auction processing system the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

          (i) the Applicable Rate fixed for the next succeeding Dividend Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

          (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of Preferred Shares, if any, to be sold by such Beneficial Owner;

          (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of Preferred Shares, if any, to be purchased by such Potential Beneficial Owner;

          (v) if the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of Preferred Shares and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

          (vi) if the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of Preferred Shares and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

          (vii) the Auction Date of the next succeeding Auction with respect to the Preferred Shares.

     (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

          (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of Preferred Shares to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

          (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of Preferred Shares to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold Preferred Shares of the Applicable Rate for the next succeeding Dividend Period;

          (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

          (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

          (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

     (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any AMPS received by it pursuant to (b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

     (d) On each Auction Date:

          (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

          (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

          (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

     (e) On the day after the Auction Date:

          (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in
(b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

          (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

          (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

     (f) If a Beneficial Owner selling Preferred Shares in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of Preferred Shares to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.

                           PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)      Financial statements.

         Part A:      Financial Highlights.  [To be completed.]

         Part B:      Financial Statements. The Registrant's statement of assets and liabilities and operations dated August 9, 2002, notes to that financial statement, and report of independent public accountants thereon, dated August 12, 2002, are included in the Registrant's Statement of Additional Information.


(2)      Exhibits:

         (a)(1)       Agreement and Declaration of Trust.(1)
         (a)(3)       Amendment to Declaration of Trust.(3)
         (b)          By-Laws.*
         (c)          Not applicable.
         (d)          Share Certificate.*
         (e)          Automatic Dividend Reinvestment Plan.(3)
         (f)          Not applicable.
         (g) Investment Management Contract between the Registrant and John Hancock Advisers, LLC.(3)
         (h)          Underwriting Agreement.*
         (i)          Not applicable.
         (j)(1) Amendment adding the Registrant to the Amended and Restated Master Custodian Agreement.(3)
         (j)(2) Master Custodian Agreement between certain John Hancock Funds and The Bank of New York.(3)
         (k)(1) Amendment adding the Registrant to the Master Transfer Agency and Service Agreement.(3)
         (k)(2) Master Transfer Agency and Service Agreement between the Registrant and Mellon Investor Services, LLC.(3)
         (k)(3) Accounting and Legal Services Agreement between the Registrant and John Hancock Advisers, LLC.(3)
         (k)(4) Form of Shareholder Servicing Agreement between John Hancock Advisers, LLC and UBS Warburg LLC.(3)
         (k)(5)       Auction Agency Agreement.*
         (l)          Opinion and Consent of Counsel.*
         (m)          Not applicable.
         (n)          Consent of Independent Public Accountants.(4)
         (o)          Not applicable.
         (p) Subscription Agreement between the Registrant and John Hancock Advisers, LLC.(3)
         (q)          Not applicable.

         (r)          Code of Ethics for John Hancock Advisers, LLC.(3)
         (s)          Power of Attorney.(2)

         (1) Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-2 (File No. 333-91324) as filed with the Securities and Exchange Commission (the "SEC") on June 27, 2002.
         (2) Incorporated herein by reference from the exhibits filed in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-91324) as filed with the SEC on July 26, 2002.
         (3) Incorporated herein by reference from the exhibits filed in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-91324) as filed with the SEC on August 22, 2002.
         (4)          Filed Herein.
         *            To be Filed by Amendment.

ITEM 25.  MARKETING ARRANGEMENTS

[To be completed]

ITEM 25.  OTHER EXPENSES AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                         $
Printing (other than certificates)
Accounting fees and expenses
Legal fees and expenses
NASD fee
Rating agent fees
Transfer agent fees
Miscellaneous
                           Total                          $


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

Item 28.  NUMBER OF HOLDERS OF SECURITIES

As of September 9, 2002, the number or record holders of each class of securities of the Registrant was:

         (1)                                         (2)
         TITLE OF CLASS                              NUMBER OF RECORD HOLDERS

         Common Shares (no par value)                11
         Preferred Shares (no par value)             0

ITEM 29.  INDEMNIFICATION

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust incorporated by reference as Exhibit (a)(1) herein.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company (the "Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC (the "Adviser") provide as follows:

"Section 5.06.  Indemnity."

1.01     Indemnification and Exculpation.
         -------------------------------

         (a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

         (b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

         (c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

         (d) In the event that the Company does not assume the defense of any action, suit, proceding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

         (e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

         (f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by
(a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

         (g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 30.   Business and Other Connections of the Adviser

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to Form ADV filed with the Commission (Commission File No. 801-8124) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

Item 31.   Location of Accounts and Records

         Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by the Adviser, 101 Huntington Avenue, Boston, MA 02199. Records relating to the duties of the Registrant's custodian are maintained by The Bank of New York, One Wall Street, New York, New York, and the Registrant's transfer agent by Mellon Investor Services, LLC, 85 Challenger Road, Ridgefield Park, N.J. 07660.

Item 32.   Management Services

         Not applicable.

Item 33.   Undertakings

         1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.       Not applicable.

         3.       Not applicable.

         4.       Not applicable.

         5.       The Registrant undertakes that:

              (a) For purposes of determining any liability under the 1933
                  Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.

              (b) For the purposes of determining any liability under the
                  1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 11th day of September, 2002.

                                       JOHN HANCOCK PREFERRED INCOME FUND



                                       By:_____________________________________
                                          Maureen R. Ford*
                                          President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                                   Title


                                    *       Trustee, Chairman, President and
-------------------------------------       Chief Executive Officer
Maureen R. Ford

                                    *       Senior Vice President and Chief
-------------------------------------       Financial Officer
Richard A. Brown

                                    *       Trustee
-------------------------------------
James F. Carlin

                                    *       Trustee
-------------------------------------
Maureen R. Ford

                                    *       Trustee
-------------------------------------
Charles L. Ladner


*By:    /s/ Susan S. Newton                           Dated:  September 11, 2002
        -------------------
        Susan S. Newton
        Attorney-in-fact